UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Hughes Communications, Inc.

(Name of Registrant as Specified in Its Charter)

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11717 Exploration Lane

Germantown, MD 20876

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 14, 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the “Annual Meeting”) of Hughes Communications, Inc. (the “Company”) will be held on Monday, May 14, 2007 at 10:00 a.m., Eastern Time, at the Bethesda North Marriott Hotel and Conference Center, 5701 Marinelli Road, Bethesda, Maryland 20852.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.	To elect eight (8) directors to hold office until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified;

2.	To approve the Hughes Communications, Inc. 2006 Equity and Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche, LLP as the independent registered public accountant of the Company for the year ending December 31, 2007; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has established April 9, 2007 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting. In the event there are insufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, we may adjourn the Annual Meeting in order to permit further solicitation of proxies.

By Order of the Board of Directors,

Dean A. Manson,

Secretary

April 18, 2007

11717 Exploration Lane

Germantown, MD 20876

April 18, 2007

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Hughes Communications, Inc. (the “Company”), which will be held on Tuesday, May 14, 2007, at 10:00 a.m., Eastern Time, at the Bethesda North Marriott Hotel and Conference Center, 5701 Marinelli Road, Bethesda, Maryland 20852.

The attached Notice of Annual Meeting of Stockholders and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Officers of the Company as well as a representative of Deloitte & Touche, LLP, our independent registered public accountant, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted. In addition, the Annual Meeting will include management’s report on the Company’s financial performance for the year ended December 31, 2006.

Your vote is very important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. Returning the proxy card will not prevent you from voting in person at the meeting, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors of the Company and all of our employees, we thank all of our stockholders for your continued interest and support.

Sincerely yours,

Pradman P. Kaul

President and Chief Executive Officer

HUGHES COMMUNICATIONS, INC.

PROXY STATEMENT

Annual Meeting of Stockholders

May 14. 2007

Hughes Communications, Inc. 2006 Equity and Incentive Plan	Appendix 1

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This Proxy Statement, the accompanying proxy card, and the combined 2006 Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2006 are being mailed and distributed to you on or about April 18, 2007. The Board of Directors (the “Board of Directors”) of Hughes Communications, Inc. (the “Company”) is soliciting your proxy to vote your shares at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”). The Board of Directors is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Annual Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

Date, Time and Place

The Annual Meeting will be held on Monday, May 14, 2007 at 10:00 a.m., Eastern Time, at the Bethesda North Marriott Hotel and Conference Center, 5701 Marinelli Road, Bethesda, Maryland 20852.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.	To elect eight (8) directors to hold office until the Company’s next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To approve the Hughes Communications, Inc. 2006 Equity and Incentive Plan (the “Plan”);

3.	To ratify the appointment of Deloitte & Touche, LLP (“Deloitte & Touche”) as the independent registered public accountant of the Company for the year ending December 31, 2007; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date; Stockholders Entitled to Vote

The close of business on April 9, 2007 has been established by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

At the close of business on the record date, there were 19,137,722 shares of our common stock outstanding and entitled to vote held by approximately 788 holders of record and approximately 9,286 beneficial holders. Each share of our common stock entitles the holder to one vote at the Annual Meeting on all matters properly presented at the meeting.

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at our headquarters at 11717 Exploration Lane, Germantown, Maryland 20876 for purposes pertaining to the Annual Meeting, during normal business hours for a period of ten (10) days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Quorum

A quorum, consisting of the holders of one-third of the shares of the Company’s issued and outstanding capital stock entitled to vote as of the record date, must be present in person or by proxy before any action may be taken at the Annual Meeting. We count abstentions and broker “non-votes” as present and entitled to vote for the purposes of determining a quorum. A broker “non-vote” occurs when a stockholder fails to provide voting instructions to his or her broker for shares held in “street name” (i.e. shares held in a broker, bank or other nominee account). Under those circumstances, a stockholder’s broker may be authorized to vote for the stockholder on some routine items, but is prohibited from voting on other items. Those items for which a stockholder’s broker cannot vote result in broker “non-votes.”

Votes Required

Vote Required to Elect the Directors (Proposal 1)

The eight (8) nominees for director receiving the greatest number of votes from holders of our capital stock entitled to vote at the meeting will be elected as directors.

Vote Required to Approve the Plan (Proposal 2)

The affirmative vote of a majority of votes cast in person or by proxy by holders of our capital stock entitled to vote at the meeting is required to approve the Plan.

Vote Required to Ratify the Appointment of Our Independent Registered Public Accountant (Proposal 3)

The affirmative vote of a majority of votes cast in person or by proxy by holders of our capital stock entitled to vote at the meeting is required to ratify the appointment of Deloitte & Touche as our independent registered public accountant for the year ending December 31, 2007.

Treatment of Abstentions, Not Voting and Incomplete Proxies

If a stockholder abstains from voting on Proposal 1, it will have no effect. If a stockholder abstains from voting on either Proposal 2 or 3, it will have the same effect as a vote against the proposal. If a stockholder does not return a proxy, it will have no effect on the vote for Proposals 1, 2 and 3. The same is true with respect to broker non-votes. If a proxy is returned without indication as to how to vote, the stock represented by that proxy will be considered to be voted in favor of Proposals 1, 2 and 3.

Voting of Proxies

Giving a proxy means that you authorize the persons named in the enclosed proxy card to vote your shares at the Annual Meeting in the manner directed by you. All shares represented by properly executed proxies received prior to the Annual Meeting (and not revoked) will be voted at the Annual Meeting in the manner specified by the holders thereof. You may vote by proxy or in person at the Annual Meeting. To vote by proxy, complete and return the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States. We request that stockholders complete and sign the accompanying proxy and return it to us as soon as possible. When the accompanying proxy is returned properly executed, the shares of stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions contained on the proxy card.

If you hold your shares in street name, you are a “beneficial owner” of our common stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the “nominee holder” of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee’s name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

Every stockholder’s vote is important. Accordingly, you should sign, date and return the enclosed proxy card or provide instructions to your broker or other nominee, whether or not you plan to attend the Annual Meeting in person.

Revoking Your Proxy or Changing Your Vote

A stockholder has the power to revoke his or her proxy or change his or her vote at any time before the proxy is voted at the Annual Meeting. You can revoke your proxy or change your vote by:

•	sending a written notice of the revocation of your proxy to our Secretary, Dean A. Manson, at 11717 Exploration Lane, Germantown, Maryland 20876 for receipt prior to the Annual Meeting;

•	sending a completed proxy card bearing a date later than your original proxy by mail to American Stock Transfer and Trust Company (“AST”) at 6201 15th Avenue, Brooklyn, New York 11219; or

•	attending the Annual Meeting and voting in person, which will automatically cancel any proxy previously given.

If you choose to revoke your proxy, you must do so no later than the beginning of the Annual Meeting. Once the voting on a particular matter is completed at the Annual Meeting, you will not be able to revoke your proxy or change your vote as to that matter. If your shares are held in street name by a broker, bank or other nominee holder, you must contact that institution to change your vote.

Solicitation of Proxies

This solicitation is being made on behalf of our Board of Directors. We will pay the costs related to the printing and mailing of this Proxy Statement and soliciting and obtaining the proxies, including the cost of reimbursing brokers, banks and other financial institutions for forwarding proxy materials to their customers. We have retained AST to aid in the solicitation of proxies and to verify records relating to the solicitation. AST will receive a fee for its services of approximately $370 and expense reimbursement.

Attending the Meeting

Stockholders and persons holding proxies from stockholders may attend the Annual Meeting. Seating, however, is limited and will be available on a first-come, first-served basis. If you plan to attend the Annual Meeting, please bring valid photo identification and proof of ownership of your shares of our common stock to the Annual Meeting. Examples of acceptable proof of ownership include a letter from your bank or broker stating that you owned shares of our capital stock as of the close of business on April 9, 2007 or a brokerage account statement indicating that you owned shares of our capital stock as of the close of business on April 9, 2007.

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the National Association of Securities Dealers Automated Quotations System Global Market (NASDAQ). NASDAQ rules generally require that a majority of our directors and all of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee be independent. We rely on the controlled company exception contained in NASDAQ Marketplace Rule 4350 for exemption from these independence requirements. Pursuant to NASDAQ Marketplace Rule 4350, a company of which more than 50% of the voting power is held by an individual, a group or another company is exempt from the requirements that its board of directors consist of a majority of independent directors and that the compensation committee and nominating committee of such company be comprised solely of independent directors. Apollo Investment Fund IV, L.P. and its affiliates (collectively, “Apollo”) currently have 64.8% of the voting power of the Company which qualifies the Company as controlled company eligible for exemption under the rule.

In making its determination of independence, the Board of Directors considers certain categorical standards of independence as set forth in stock exchange corporate governance rules and all relevant facts and circumstances to ascertain whether there is any relationship between a director and the Company that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of the director. Under these standards and criteria, our Board of Directors has determined that O. Gene Gabbard, Lawrence Ruisi and Stephen Clark are independent as defined in applicable Securities and Exchange Commission (“SEC”) and NASDAQ rules and regulations and that each constitutes an “Independent Director” as defined in NASDAQ Marketplace Rule 4200.

Disclosure Committee

In June 2006, we formally constituted the Company’s Disclosure Committee. The current members of the Disclosure Committee include: Grant A. Barber, Executive Vice President and Chief Financial Officer; Dean A. Manson, Vice President, General Counsel and Secretary; T. Paul Gaske, Executive Vice President-North American Division; Bahram Pourmand, Executive Vice President-International Division; Adrian Morris, Executive Vice President-Engineering; Thomas J. McElroy, Chief Accounting Officer; and Deepak V. Dutt, Vice President, Treasurer and Investor Relations Officer. The following officers of Hughes Network Systems, LLC (“HNS”), our wholly-owned subsidiary, also serve on the Disclosure Committee: Sandi Kerentoff, Senior Vice President-Human Resources and Administration and John McEwan, Senior Vice President-Operations. The Disclosure Committee is governed by a written charter. Among its tasks, the Disclosure Committee discusses and reviews disclosure issues to reasonably ensure compliance by the Company with our Disclosure Control and Procedure Policy and the rules and regulations of the SEC regarding public disclosure and to provide complete and accurate disclosure to our stockholders and the public.

Code of Ethics

We have adopted a written code of ethics, the “Amended and Restated Code of Ethics for Chief Executive and Senior Financial Officers”, which is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller and other executive officers who perform similar functions (collectively, the “Selected Officers”). Our code of ethics is available on our website at www.hughes.com or you may request a free copy of our code of ethics from:

Hughes Communications, Inc.

11717 Exploration Lane

Germantown, MD 20876

Attn: Sandi Kerentoff

To date, there have been no waivers under our code of ethics. We intend to disclose any changes in or waivers from our code of ethics applicable to any Selected Officer by filing a Form 8-K.

Stockholder Communications with Directors

Any interested stockholder desiring to communicate with our non-management directors, may contact them through our Secretary, Dean A. Manson, whose address is Hughes Communications, Inc. 11717 Exploration Lane, Germantown, Maryland 20876.

SECURITY OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of April 9, 2007 by (i) each person known to beneficially own more than 5% of our common stock; (ii) each current director and nominee for director; (iii) each of our named executive officers; and (iv) all of our directors, nominees for director and named executive officers as a group. No individual director, nominee for director or named executive officer owns more than 1% of the outstanding shares of our common stock. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the shares owned.

Title of Class	Name of beneficial owner	Number of Shares	Percentage of Class
Common Stock	Apollo Investment Fund IV, L.P.(1)(2) Two Manhattanville Road; Purchase, New York 10577	12,408,611	64.84%
Common Stock	Harbinger Capital Partners(3) Master Fund I, Ltd. c/o International Fund Services Third Floor Bishop Square Redmonds Hill; Dublin, Ireland L2	1,676,943	8.76%
Common Stock	Stanfield Capital Partners(4) 430 Park Avenue; New York, NY 10022	1,290,500	6.74%
Common Stock	Pradman P. Kaul(5)	14,000	*
Common Stock	Grant A. Barber(6)	20,000	*
Common Stock	T. Paul Gaske(7)	14,000	*
Common Stock	Adrian Morris(8)	14,000	*
Common Stock	Bahram Pourmand(9)	14,000	*
Common Stock	Andrew D. Africk(10)	35,000	*
Common Stock	Stephen H. Clark(11)	15,330	*
Common Stock	O. Gene Gabbard(12)	10,000	*
Common Stock	Jeffrey A. Leddy(13)	150,000	*
Common Stock	Lawrence J. Ruisi(14)	10,000	*
Common Stock	Aaron J. Stone(15)	22,500	*
Common Stock	Michael D. Weiner(16)	22,500	*
Common Stock	Members of the board of directors, nominees for director and executive officers as a group (12 persons)(17)	341,330	1.78%

*	Indicates beneficial ownership of less than 1%.
(1)	Consists of 10,164,416 shares of common stock beneficially owned by Apollo Investment Fund IV, L.P., 417,834 shares of common stock owned by AP/RM Acquisition, LLC, 512,198 shares of stock beneficially owned by Apollo Overseas Partners IV, L.P., 527,730 shares of common stock beneficially owned by ST/RRRR LLC and 786,433 shares of common stock beneficially owned by AIF IV/RRRR LLC.
(2)	Andrew D. Africk and Aaron J. Stone, members of our Board of Directors and the Board of Managers of Hughes Network Systems, LLC and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the 12,408,611 shares of our common stock that are beneficially owned by Apollo.
(3)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007 by Harbinger Capital Partners Master Fund I, Ltd. Consists of 1,676,943 shares of our common stock owned by Harbinger Capital Partners Master Fund I, Ltd., which may be deemed to share beneficial ownership with Harbinger Capital Partners Offshore Manager, L.L.C., HMC Investors, L.L.C., Harbert Management Corporation, Philip Falcone, Raymond J. Harbert and Michael D. Luce. Includes 53,867 shares of our common stock owned by Alpha US Sub Fund VI, LLC, which may share beneficial ownership with Harbert Management Corporation, Philip Falcone, Raymond J. Harbert and Michael D. Luce. Such persons disclaim beneficial ownership in the common stock except to the extent of their pecuniary interest therein.
(4)	Based on Schedule 13G filed with the SEC on March 7, 2007 by Stanfield Capital Partners LLC.
(5)	Consists of 14,000 shares of restricted stock granted under our 2006 Equity and Incentive Plan (the "Plan"). Mr. Kaul also owns 1,500 HNS Class B membership interests, which are subject to time or performance vesting requirements as set forth in his employment agreement with us.
(6)	Consists of 20,000 shares of common stock received by Mr. Barber upon the exercise of options granted under the Plan . Mr. Barber also owns 500 HNS Class B membership interests, which are subject to time vesting requirements as set forth in his employment agreement with us.
(7)	Consists of 14,000 shares of restricted stock granted under the Plan. Mr. Gaske also owns 650 HNS Class B membership interests, which are subject to time or performance vesting requirements as set forth in his employment agreement with us.
(8)	Consists of 14,000 shares of restricted stock granted under the Plan. Mr. Morris also owns 500 HNS Class B membership interests, which are subject to time or performance vesting requirements as set forth in his employment agreement with us.
(9)	Consists of 14,000 shares of restricted stock granted under the Plan. Mr. Pourmand also owns 500 HNS Class B membership interests, which are subject to time or performance vesting requirements as set forth in his employment agreement with us.
(10)	Andrew Africk is a principal of Apollo Advisors IV, L.P., which together with an affiliated investment manager, serves as the manager of Apollo. Mr. Africk disclaims beneficial ownership of the 12,408,611 shares of our common stock that are beneficially owned by Apollo. Includes options to purchase 3,750 shares of our common stock, which are currently exercisable, and 10,000 shares of restricted stock granted under the our 2006 Equity and Incentive Plan.
(11)	Includes 10,000 shares of restricted stock granted under the Plan.
(12)	Consists of 10,000 shares of restricted stock granted under the Plan.
(13)	Includes options to purchase 20,000 shares of our common stock which are currently exercisable. Mr. Leddy also owns 600 HNS Class B membership interests, which are subject to time or performance vesting requirements as set forth in a restricted unit purchase agreement between Mr. Leddy and HNS.

(14)	Consists of 10,000 shares of restricted stock granted under the Plan.
(15)	Aaron Stone is a partner of Apollo Advisors IV, L.P., which together with an affiliated investment manager, serves as the manager of Apollo. Mr. Stone disclaims beneficial ownership of the 12,408,611 shares of our common stock that are beneficially owned by Apollo. Includes options to purchase 12,500 shares of our common stock which are currently exercisable and 10,000 shares of restricted stock granted under the Plan.
(16)	Includes 10,000 shares of restricted stock granted under the Plan and options to purchase 12,500 shares of our common stock which are currently exercisable.
(17)	Messrs. Africk and Stone, members of our Board of Directors and HNS’ Board of Managers and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the 12,408,611 shares of our common stock that are beneficially owned by Apollo. See footnote numbers 1, 2, 10 and 15 above. Includes options to purchase an aggregate of 36,250 shares of our common stock that are currently exercisable.

The Company owns 100% of the Class A, or voting, membership interests of HNS. Certain of our directors, nominees for director and executive officers own Class B, or non-voting, membership interests in HNS. The following table sets forth information regarding the beneficial ownership of HNS’ membership interests as of April 9, 2007 by: (i) each current director and nominee for director; (ii) each of our named executive officers; and (iii) all of our directors, nominees for director and named executive officers as a group. Except as otherwise indicated, each individual named has sole investment power with respect to the shares owned.

Title of Class	Name of beneficial owner	Number of Units (1)	Percentage of class
HNS Class B membership interests	Pradman P. Kaul	1,500	32.26%
HNS Class B membership interests	Grant A. Barber	500	10.75%
HNS Class B membership interests	T. Paul Gaske	650	13.98%
HNS Class B membership interests	Adrian Morris	500	10.75%
HNS Class B membership interests	Bahram Pourmand	500	10.75%
HNS Class B membership interests	Jeffrey A. Leddy	600	12.90%

	Members of the board of directors and executive officers as a group (6 persons)	4,250	91.40%

(1)	HNS Class B membership interests are subject to time or performance vesting requirements as set forth in the beneficial owner’s employment agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of the forms.

On the basis of our review of reports and representations submitted by our directors and executive officers, all Form 3, 4 and 5 filings showing ownership of and changes in ownership of our common stock were timely filed in 2006 with the SEC as required by Section 16(a), except for the following: Mr. Africk failed to timely file three Form 4 filings, Mr. Clark failed to timely file two Form 4 filings and one Form 3 filing, Mr. Leddy failed to timely file six Form 4 filings and Messrs. Stone, Weiner and Barber each failed to timely file one Form 4 filing.

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors determines the number of directors that serve on our Board of Directors, which under our Bylaws must consist of not less than one (1) and not more than nine (9) members. The Board of Directors has currently fixed the number at eight (8) members.

Each of the eight (8) nominees, if elected, will serve one year until the Company’s 2008 Annual Meeting of Stockholders and until a successor has been elected and qualified. Each nominee was recommended by the Board of Directors and has consented to be named and to continue to serve if elected. If any of the nominees becomes unavailable for election for any reason, the proxies will be voted for the other nominees and for any substitutes.

Nominees for Director

Name	Principal Occupations

Pradman P. Kaul Director, Chief Executive Officer and President Age: 60	Mr. Kaul has been a director as well as our Chief Executive Officer and President since February 3, 2006, and has been HNS’ Chief Executive Officer since 2000. Mr. Kaul was appointed to HNS’ Board of Managers on April 22, 2005. Mr. Kaul has been with HNS since 1973. Previously, Mr. Kaul served as President and Chief Operating Officer, Executive Vice President, and HNS’ Director of Engineering. Before joining HNS, Mr. Kaul worked at COMSAT Laboratories in Clarksburg, Maryland. Mr. Kaul received a Bachelor of Science degree in Electrical Engineering from The George Washington University and a Master of Science degree in Electrical Engineering from the University of California at Berkeley. He holds numerous patents and has published articles and papers on a variety of technical topics concerning satellite communications. Mr. Kaul is a member of the National Academy of Engineering and serves on the Board of Directors of Primus Telecom in the United States.

Andrew D. Africk Director Age: 40	Mr. Africk has been a director since December 2, 2005. Mr. Africk is a senior partner of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of the Apollo Investment Funds, a series of private securities investment funds, where he has worked since 1992. He serves on the boards of directors of Intelsat Holdings, Ltd., SkyTerra Communications, Inc. (“SkyTerra”), SourceCorp, Incorporated, Mobile Satellite Ventures GP, TerreStar Networks, Inc. and several private venture companies. Mr. Africk also serves on HNS’ Board of Managers. Mr. Africk serves as the chairman of our Nominating and Corporate Governance Committee and our Compensation Committee.

Stephen H. Clark Director Age: 62	Mr. Clark has been a director since March 7, 2006. Mr. Clark is a private investor who has more than 30 years of general management experience in the communications, technology and manufacturing sectors. In 1997, he founded SpectraSite Communications, Inc., a wireless communications tower operator based in Cary, North Carolina with a nationwide portfolio of 8,000 towers. He served as President, Chief Executive Officer, and Chairman of the Board of Directors of SpectraSite Communications until August, 2005 when the company was sold to American Tower Corporation. Mr. Clark serves on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Jeffrey A. Leddy Director Age: 51	Mr. Leddy has been a director since our formation on June 23, 2005. Mr. Leddy was our President from our formation on June 23, 2005 until February 3, 2006 and our Chief Executive Officer from November 8, 2005 until February 3, 2006. Mr. Leddy is currently the Chief Executive Officer

Name	Principal Occupations
of Hughes Telematics. He previously served as the Chief Executive Officer and President of SkyTerra from April 2003 through December 2006, having served as its President and Chief Operating Officer since October 2002 and its Senior Vice President of Operations since June 2002. From September 1980 to December 2001, Mr. Leddy worked for EMS Technologies, most recently as a Vice President. Mr. Leddy serves on the Board of Directors of Hughes Telematics, SkyTerra, Mobile Satellite Ventures GP Inc. and Hughes Systique Corporation. Mr. Leddy also serves on HNS’ Board of Managers.

Aaron J. Stone Director Age: 34	Mr. Stone has been a director since December 2, 2005. Mr. Stone is a partner of Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of the Apollo Investment Funds, a series of private securities investment funds, where he has worked since 1997. Mr. Stone also serves on the Board of Directors of AMC Entertainment Inc., Educate Inc. Intelsat Holdings, Ltd., Mobile Satellite Ventures and SkyTerra. Mr. Stone also serves on HNS’ Board of Managers. Mr. Stone serves on our Compensation Committee and Nominating and Corporate Governance Committee.

Michael Weiner Director Age: 54	Mr. Weiner has been a director since December 2, 2005. Mr. Weiner has been Chief Legal Officer and General Counsel of Ares Management since September 2006. Previously, Mr. Weiner was employed with Apollo Advisors, L.P. and Apollo Real Estate Advisors and served as general counsel of the Apollo organization from 1992 to August 2006. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in securities law, public and private financings, and corporate and commercial transactions. Mr. Weiner serves on the Board of Directors of SkyTerra, Educate, Inc. and Goodman Global Holdings, Inc.

O. Gene Gabbard Director Age: 66	Mr. Gabbard has been a director since June 16, 2006. He is a private investor who has more than 25 years of general management experience in the telecommunications and technology sectors. Mr. Gabbard is a member of the board of directors of COLT Telecom, SA, Luxembourg, a pan-European provider of business communications services. He is also a member of the Board of Directors of Knology, Inc., West Point, Georgia; Trillion Partners, Austin, Texas; and Firethorn LLC, Atlanta, Georgia. From August 1990 to January 1993, he was Executive Vice President and Chief Financial Officer of MCI Communications Corporation. Mr. Gabbard serves on our Audit Committee.

Lawrence Ruisi Director Age: 58	Mr. Ruisi has been a director since June 16, 2006. He is a private investor/consultant and also serves on the Board of Governors of Sound Shore Medical Center where he was Chairman from 2002 to 2006. Mr. Ruisi has over twenty years of experience in the entertainment industry in which he held various senior executive positions, including President and CEO of Loews Cineplex Entertainment from 1998 to 2002, Executive Vice President of Sony Pictures Entertainment from 1991 to 1998, Senior Vice President of Columbia Pictures Entertainment from 1987 to 1990 and Senior Vice President Finance and Vice President and Controller of Tri-Star Pictures from 1983 to 1987. Mr. Ruisi started his career in public accounting and worked for Price Waterhouse & Co. from 1970 to 1983. Mr. Ruisi serves as the chairman of our Audit Committee.

The Board of Directors recommends a vote FOR the election of each of the nominees.

Composition of the Board of Directors

Our Board of Directors currently consists of eight (8) members. We currently do not have a chairman. Our Board of Directors is elected annually, and each director holds office for a one-year term.

Board of Directors Committees and Board of Director Meetings

During 2006, our Board of Directors held four regular meetings and three special meetings. The Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All directors attended at least 75% of the meetings of the Board of Directors and board committees on which they served during 2006.

Audit Committee

The Audit Committee selects, on behalf of our Board of Directors, an independent public accounting firm to be engaged to audit our financial statements, discusses with the independent auditors their independence, reviews and discusses the audited consolidated financial statements with the independent auditors and management and recommends to our Board of Directors whether the audited consolidated financial statements should be included in our Annual Reports on Form 10-K to be filed with the SEC. The Audit Committee is governed by a written charter approved by our Board of Directors which is available on the Investor Relations page of our website at www.hughes.com. The members of our Audit Committee are Messrs. Gabbard, Ruisi and Clark. Mr. Ruisi serves as chairman of the Audit Committee. Our Board of Directors has determined that each member of the Audit Committee is an independent director and that Mr. Ruisi is an “audit committee financial expert” under the requirements of NASDAQ and the SEC. During 2006, the Audit Committee held eight meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed in 2006 to: (i) assist the Board of Directors in identifying individuals qualified to serve as members of the Board of Directors; (ii) develop and recommend to the Board of Directors a set of corporate governance principles for the Company; and (iii) oversee the evaluation of the Board of Directors. The members of the Nominating and Corporate Governance Committee are Messrs. Africk, Stone and Clark. Mr. Africk serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board of Directors which is available on the Investor Relations page of our website at www.hughes.com. The Nominating and Corporate Governance Committee did not hold any meetings in 2006. The functions of the Nominating and Corporate Governance Committee include:

•	identify individuals qualified to become directors;

•

recommend to the Board of Directors the director nominees for election by the stockholders at each meeting of stockholders at which directors will be elected and recommend to the Board of Directors nominees to fill any vacancies and newly created directorships on the Board of Directors;

•	oversee the evaluation of the Board of Directors;

•	periodically review the criteria for the selection of new directors to serve on the Board of Directors and recommend any proposed changes to the Board of Directors for approval;

•	evaluate candidates for director, including those recommended by stockholders in compliance with the Company’s Bylaws as described in “Proposals for 2008 Annual Meeting of Stockholders” below;

•	annually recommend to the Board of Directors the chairpersons and members of each committee of the Board of Directors; and

•	conduct an annual performance evaluation of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating all nominees for director. Candidates may come to the attention of the committee through current directors, members of management, stockholders and other persons. The committee, to date, has not engaged a professional search firm. Candidates for director are evaluated at meetings of the committee. Nominees for director are selected on the basis of, among other criteria, experience, knowledge, skills, expertise, integrity, understanding and familiarity with our business, products or markets or similar business products or markets, and willingness to devote adequate time and effort to board responsibilities. The committee may establish additional criteria and is responsible for assessing the appropriate balance of criteria required of directors. All nominees are evaluated by the committee using the same criteria notwithstanding whether the nominee was recommended by a stockholder or otherwise.

Compensation Committee

The Compensation Committee reviews and either approves, on behalf of the Board of Directors, or recommends to the Board of Directors for approval (i) the annual salaries and other compensation of our executive officers and (ii) individual stock and stock option grants for our executive officers. The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices and assists with the administration of our compensation plans. The members of our Compensation Committee are Messrs. Africk, Stone and Clark. Mr. Africk serves as the chairman of the Compensation Committee. The Compensation Committee operates under a written charter adopted by our Board of Directors which is available on the Investor Relations page of our website at www.hughes.com. During 2006, the Compensation Committee held five meetings.

Compensation of Directors

Each of our non-employee directors receives an annual retainer for service on our Board of Directors, along with expenses incurred in connection with attending each meeting. In addition, each non-employee director, except Mr. Leddy, received a one time grant of 10,000 restricted shares of our common stock pursuant to our 2006 Equity and Incentive Plan. Such shares will vest ratably annually over three years. Three members of our Board of Directors, Messrs. Africk, Leddy and Stone, serve on the HNS board of managers but receive no compensation for doing so. The following table sets forth a summary of the compensation we paid to our non-employee directors for the year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(8)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Aaron J. Stone(1)	17,167	74,028	-	-	-	-	91,195
Andrew D. Africk(2)	17,167	74,028	-	-	-	-	91,195
Jeffrey A. Leddy(3)	17,167	-	-	-	-	-	17,167
Lawrence J. Ruisi(4)	10,824	60,625	-	-	-	-	71,449
Michael D. Weiner(5)	17,167	74,028	-	-	-	-	91,195
O. Gene Gabbard(6)	10,824	60,625	-	-	-	-	71,449
Stephen H. Clark(7)	16,389	91,254	-	-	-	-	107,643

(1)

On February 21, 2006, Mr. Stone became a member of our Board of Directors. His compensation is $5,000 per quarter. Mr. Stone received a restricted stock award on February 21, 2006 for 10,000 shares. This award vests over three years: 33.34% on February 21, 2007, 33.33% on February 21, 2008 and 33.33% on February 21, 2009. The grant date fair market value was $26.00/share, or $260,000 for the total award value.

(2)

Mr. Africk became a member of our Board of Directors on February 21, 2006. His compensation is $5,000 per quarter. Mr. Africk received a restricted stock award on February 21, 2006 for 10,000 shares. This award vests over three years: 33.34% on February 21, 2007, 33.33% on February 21, 2008 and 33.33% on February 21, 2009. The grant date fair market value was $26.00/share, or $260,000 for the total award value.

(3)	Mr. Leddy became a member of our Board of Directors on February 21, 2006. His compensation is $5,000 per quarter.
(4)

Mr. Ruisi became a member of our Board of Directors on June 16, 2006. His compensation is $5,000 per quarter. Mr. Ruisi received a restricted stock award on June 16, 2006 for 10,000 shares. This award vests over three years: 33.34% on June 16, 2007, 33.33% on June 16, 2008 and 33.33% on June 16, 2009. The grant date fair market value was $33.75/share, or $337,500 for the total award value.

(5)

Mr. Weiner became a member of our Board of Directors on February 21, 2006. His compensation is $5,000 per quarter. Mr. Weiner received a restricted stock award on February 21, 2006 for 10,000 shares. This award vests over three years: 33.34% on February 21, 2007, 33.33% on February 21, 2008 and 33.33% on February 21, 2009. The grant date fair market value was $26.00/share, or $260,000 for the total award value.

(6)

Mr. Gabbard became a member of our Board of Directors on June 16, 2006. His compensation is $5,000 per quarter. Mr. Gabbard received a restricted stock award on June 16, 2006 for 10,000 shares. This award vests over three years: 33.34% on June 16, 2007, 33.33% on June 16, 2008 and 33.33% on June 16, 2009. The grant date fair market value was $33.75/share, or $337,500 for the total award value.

(7)

Mr. Clark became a member of our Board of Directors on March 7, 2006. His compensation is $5,000 per quarter. Mr. Clark received a restricted stock award on March 7, 2006 for 10,000 shares. This award vests over three years: 33.34% on March 7, 2007, 33.33% on March 7, 2008 and 33.33% on March 7, 2009. The grant date fair market value was $33.50/share, or $335,000 for the total award value.

(8)	Amount included in our 2006 share-based compensation for 2006.

PROPOSAL 2. APPROVAL OF THE HUGHES COMMUNICATIONS, INC. 2006 EQUITY AND INCENTIVE PLAN

The Hughes Communications, Inc. 2006 Equity and Incentive Plan (the “Plan”) was adopted by our Board of Directors on January 30, 2006 and approved by SkyTerra Communications, Inc. (“SkyTerra”), the sole stockholder of the Company at that time, in connection with the Company’s spin-off as a public company separate from SkyTerra. The purpose of the Plan is to promote the interests of the Company, its subsidiaries and the stockholders of the Company by providing directors, officers, employees and consultants of the Company or its subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its subsidiaries, to acquire a proprietary interest in the long-term success of the Company and its subsidiaries and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) imposes a $1 million annual limit on the amount of compensation that may be deducted by a public corporation with respect to each named executive officer employed as of the last day of the applicable year (referred to as covered employees). The limitation does not apply to compensation based on the attainment of objective performance goals (“qualified performance based compensation”). Upon our spin-off from SkyTerra, a transitional period applied during which the Company was not required to obtain any additional stockholder approval of the Plan in order for stock-based performance awards and cash bonuses granted to covered employees to qualify as qualified performance based compensation under Section 162(m) of the Code. That transitional period will come to an end at the time of Annual Meeting. The Board of Directors unanimously recommends that the stockholders of the Company approve the Plan so that any stock-based performance awards and cash bonuses that may be granted to our named executive officers may continue to qualify as qualified performance based compensation and thereby continue to be deductible by the Company if the $1 million cap on deductions is exceeded. A maximum of 2,700,000 shares (subject to adjustment) of our common stock are reserved for grants under the Plan, of which 2,533,800 shares remain available for grant at this time.

Description of the Plan

The Plan provides for the grant of equity-based awards, including restricted common stock, restricted stock units, stock options, stock appreciation rights and other equity based awards, as well as cash bonuses and long-term cash awards to our officers and other employees, advisors and consultants who are selected by our Compensation Committee for participation in the Plan. Unless earlier terminated by our Board of Directors, the Plan will expire on January 30, 2016. Our Board of Directors may choose to amend the Plan at any time. Termination of the Plan and amendments to the Plan are not intended to adversely affect any award that is then outstanding without the award holder’s consent, and we must obtain stockholder approval of any amendments to the Plan.

Administration of the Plan

The Plan is administered by the Compensation Committee, which has the authority, among other things, to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to determine who will be granted awards and the types of awards that may be granted. The Compensation Committee may, in its sole discretion, without amendment to the Plan: (i) accelerate the date on which any option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of the option and (ii) accelerate the vesting date, or waive any condition imposed under the Plan, with respect to any restricted stock or other award, or otherwise adjust any of the terms applicable to any such award.

Equity Incentive Program

A maximum of 2,700,000 shares (subject to adjustment) of our common stock have been reserved for grants pursuant to the equity incentive program under the Plan, and a maximum of 1,350,000 shares (subject to adjustment) may be issued pursuant to the exercise of incentive stock options granted under the Plan. Under the Plan, no more than 600,000 shares (subject to adjustment) of our common stock may be made subject to awards granted to a single individual in a single Plan year. In the event that the Compensation Committee determines that any corporate event, such as a stock split, reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Plan participants, then the Compensation Committee will make those adjustments as it deems necessary or appropriate to any or all of:

•	the number and kind of shares of common stock or other securities that may thereafter be issued in connection with future awards;

•	the number and kind of shares of common stock, securities or other property issued or issuable in respect of outstanding awards;

•	the exercise price, grant price or purchase price relating to any award; and/or

•	the maximum number of shares subject to awards which may be awarded to any employee during any tax year of the Company provided, that, with respect to incentive stock options, any such adjustment will be made in accordance with Section 424 of the Code.

In the event the outstanding shares of our common stock will be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Compensation Committee: (i) each stock option will thereafter generally become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of common stock subject to the stock option would have been changed or exchanged had the option been exercised in full prior to such transaction and (ii) each award that is not a stock option and that is not automatically changed in connection with the transaction will represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of common stock covered by the award would have been changed or exchanged had they been held by a stockholder.

The Plan provides that unless otherwise determined by the Compensation Committee, if on or within one year following a change in control (as defined in the Plan), a participant’s employment is terminated by the Company or HNS other than for cause (as defined in the Plan) or by the participant for good reason (as defined in the Plan): (i) any award that is subject to time vesting that was not previously vested will become fully vested and (ii) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any other award will lapse and the award will become fully vested, except that any award subject to performance vesting will not become fully vested as a result of the termination following a change in control, but any vesting or other determinations required under the awards to determine whether performance goals have been fully achieved will occur at the time of such termination.

Equity-based Awards—The Compensation Committee will determine all of the terms and conditions of equity-based awards granted under the Plan, including whether the vesting or payment of an award will be subject to the attainment of performance goals. The performance goals that may be applied to awards under the equity incentive program under the Plan are the same as those discussed below under “—Cash Incentive Programs.”

Stock Options and Stock Appreciation Awards—The terms and conditions of stock options and stock appreciation rights granted under the Plan are determined by the Compensation Committee and set forth in an agreement between us and the Plan participant. Stock options granted under the Plan may be “incentive stock options” within the meaning of Section 422 of the Code or non-qualified stock options. Pursuant to the Plan, a stock appreciation right confers on the participant the right to receive an amount, in cash or shares of our common stock (in the discretion of the Compensation Committee), equal to the excess of the fair market value of a share of our common stock on the date of exercise over the exercise price of the stock appreciation right, and may be granted alone or in tandem with another award. No stock appreciation rights have been granted under the Plan. The exercise price of an option granted under the Plan will not be less than the fair market value of the common stock on the date of grant, unless otherwise provided by the Compensation Committee. The vesting of a stock option or stock appreciation right will be subject to conditions as determined by the Compensation Committee, which may include the attainment of performance goals.

Restricted Stock Awards—The terms and conditions of awards of restricted stock granted under the Plan are determined by the Compensation Committee and set forth in an agreement between us and the Plan participant. These awards are subject to restrictions on transferability which may lapse under circumstances as determined by the Compensation Committee, which may include the attainment of performance goals. Unless otherwise provided in the agreement, the holder of restricted stock will have the right to receive dividends on the restricted stock, which dividends will be subject to the same restrictions as the underlying award of restricted stock.

The Plan also provides for other equity-based awards, the form and terms of which will be as determined by the Compensation Committee, consistent with the purposes of the Plan. The vesting or payment of these awards may be made subject to the attainment of performance goals.

Cash Incentive Programs

The Plan provides for the grant of annual and long-term cash awards to Plan participants, including our named executive officers, selected by the Compensation Committee. The Annual Incentive Plan, under which our executive officers are awarded annual performance bonuses, was developed by the Compensation Committee under the Plan. In general, with respect to cash awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum value of the total cash payment that any Plan participant may receive under the Plan’s annual cash incentive program for any year is $2.5 million, and the maximum value of the total cash payment that any Plan participant may receive under the Plan’s long-term cash incentive program for any one year of a long-term performance period is $2.5 million.

Payment of awards granted under the cash incentive programs may be made subject to the attainment of performance goals to be determined by the Compensation Committee in its discretion. With respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee may base performance goals on one or more of the following business criteria, determined in accordance with generally accepted accounting principles, where applicable: return on equity, earnings per share, net income (before or after taxes), earnings before all or any of interest, taxes, depreciation and/or amortization; operating income; cash flow; return on assets; market share; cost reduction goals or levels of expenses; costs or liabilities; earnings from continuing operations or any combination of one or more of the foregoing over a specified period. Such qualified performance-based goals may be expressed in terms of attaining a specified level of the particular criterion, an increase or decrease in the particular criterion, or a comparison of the performance of HNS, one of our subsidiaries, a business unit, a product line or any combination thereof relative to a market index or peer group, or any combination thereof. The Compensation Committee has the authority to make appropriate adjustments to such qualified performance goals to reflect the impact of extraordinary items (as defined in the Plan) not reflected in such goals.

Plan Benefits

Future grants under the Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonuses paid pursuant to, the Plan.

U.S. Federal Tax Consequences

The following is a brief description of the principal U.S. federal income tax consequences, based on current law, of awards under the Plan. This summary does not attempt to describe all possible federal or other tax consequences of such awards or tax consequences based on particular circumstances.

Tax Consequences to Participants—Generally, when a participant receives an award under the Plan, the participant’s receipt of cash or shares of our common stock in settlement of the award is conditioned on the participant’s performing future services for the Company and/or our subsidiaries and/or the attainment of performance goals. The award, therefore, is not taxable at grant. Instead, when and if a participant later receives cash in settlement of the award, he or she will have income, taxable at ordinary income rates, equal to the amount of cash received. Similarly, when and if a participant receives shares of our common stock in settlement of an award, he or she will, subject to special rules described below, have income, taxable at ordinary income rates, equal to the excess of the fair market value of the stock on that date over the amount, if any, the participant paid for the stock.

Thus, participants generally will be taxable on any cash or the fair market value of any stock received in settlement of an incentive award or other stock-based award or upon exercise of a stock appreciation right. Similarly, participants will have taxable income on exercise of a nonqualified stock option equal to the difference between the fair market value of the shares of our common stock subject to the option and the exercise price of the option.

Special rules apply in the case of an incentive stock option. Participants generally recognize no taxable income on exercise of an incentive stock option. Instead, they have gain, taxable at capital gains rates, upon the disposition of the stock acquired on exercise of the incentive stock option in an amount equal to the excess of the amount realized on disposition of the stock over the exercise price of the incentive stock option. (In some cases, participants may become subject to tax as the result of the exercise of an incentive stock option, because the excess of the fair market value of the stock at exercise over the exercise price is an adjustment item for alternative minimum tax purposes.) The special tax treatment afforded to incentive stock options is only available, however, if the participant does not dispose of the stock acquired upon exercise of the incentive stock option before the first anniversary of the date on which he or she exercised the incentive stock option or, if later, the second anniversary of the date on which the incentive stock option was granted. If the participant disposes of stock before the expiration of this holding period, a “disqualifying disposition” occurs and the participant will recognize income, taxable at ordinary income rates, in the year of the disqualifying disposition. The amount of this income will generally be equal to the excess, if any, of the lesser of (1) the fair market value of the stock on the date of exercise and (2) the amount realized upon disposition of the stock over the exercise price paid for the stock. If the amount realized upon a disqualifying disposition is greater than the fair market value of the stock on the date of exercise, the difference will be taxable to the participant as capital gain.

Special rules also apply to awards of restricted stock. A participant generally will not recognize taxable ordinary income when he or she receives the restricted stock. Instead, the participant will have taxable income in the first year in which the stock cease to be subject to a substantial risk of forfeiture, generally when all applicable restrictions lapse. The participant will then have taxable income equal to the fair market value of the stock at that time over the amount, if any, the participant paid for the stock. The participant may, however, make an election under Section 83(b) of the Code to include in income, when the restricted stock is first transferred to him or her, an amount equal to the excess of the fair market value of the stock at that time over the amount, if any, paid for the stock. The result of this election is that appreciation in the value of the stock after the date of transfer is then taxable as capital gain, rather than as ordinary income.

Tax Consequences to the Company—Generally, any time a participant recognizes taxable income in the form of ordinary income, as opposed to capital gain, as the result of the settlement of any award under the Plan, the Company will be entitled to a deduction equal to the amount of income recognized by the participant.

Other Tax Considerations—Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company paid to a covered employee (as described above). The limit, however, does not apply to qualified performance based compensation. If the stockholders of the Company approve the Plan, the Company believes that awards of stock options and other stock-based or cash awards payable upon the attainment of performance goals under the Plan will qualify as qualified performance based compensation. Also, awards that are granted, accelerated or enhanced upon the occurrence of a change in control of the Company may give rise, in whole or in part, to “excess parachute payments” within the meaning of de Section 280G of the Code and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax on the participant.

State and local tax consequences may in some cases differ from the federal tax consequences. In addition, awards under the Plan may be made to participants who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above. The foregoing summary of the income tax consequences in respect of the Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

The Board of Directors recommends a vote FOR the approval of the Plan.

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS

Information concerning Pradman P. Kaul, Chief Executive Officer, President and director, is set forth above under “Proposal 1. Election of Directors—Nominees for Director.”

Name	Principal Occupations

Grant A. Barber Executive Vice President and Chief Financial Officer Age: 47	Mr. Barber has been our Chief Financial Officer and Executive Vice President since February 3, 2006 and joined HNS in January 2006. From 2003 to 2006, Mr. Barber served first as Controller and then Executive Vice President and Chief Financial Officer for Acterna, Inc., a global manufacturer of test and measurement equipment for the Telco and Cable markets located in Germantown, Maryland. Prior to that, from 1984 through 2002, Mr. Barber served in various senior financial positions with Nortel Networks in the United States, Canada, France and England. Mr. Barber received his Bachelor degree in Business Administration from Wilfrid Laurier University and is a Canadian chartered accountant.

T. Paul Gaske Executive Vice President- North American Division Age: 53	Mr. Gaske has been our Executive Vice President since February 3, 2006 and has been the Executive Vice President and General Manager for HNS’ North American division since 1999. Mr. Gaske joined HNS in 1977. Mr. Gaske has held a variety of engineering, marketing, and business management positions throughout his career, including Vice President of Marketing of HNS’ International Satellite Division. Mr. Gaske holds a Bachelor of Science degree in Electrical Engineering from the University of Maryland and a Master of Science degree in Computer Science from Johns Hopkins University in Baltimore, Maryland. He is a member of the Institute of Electrical and Electronics Engineering (IEEE), a published author on satellite networking technologies and markets and the holder of numerous patents in satellite communications and broadband networking.

Name	Principal Occupations

Bahram Pourmand Executive Vice President- International Division Age: 60	Mr. Pourmand has been our Executive Vice President since February 3, 2006 and has been an Executive Vice President and the General Manager of HNS’ International Division since 1993. Mr. Pourmand joined HNS in 1979 and is currently responsible for all aspects of HNS’ international operations. In this capacity, he oversees profit and loss, marketing, product development and strategic direction for HNS’ global activities. He is also a member of HNS’ Executive Committee which oversees the overall management of HNS. Prior to joining HNS, Mr. Pourmand was a director with Rockwell International in Dallas, Texas. Mr. Pourmand has a Bachelor of Science degree in Electrical Engineering from Texas Tech University and a Master of Science degree in Electrical Engineering from Southern Methodist University.

Adrian Morris Executive Vice President- Engineering Age: 52	Mr. Morris has been our Executive Vice President since February 3, 2006. Prior to that, Mr. Morris had been Senior Vice President of Engineering since 1996. His career began with us in 1982 as a hardware designer and he has held a variety of technical and management positions throughout his career. Mr. Morris received a Bachelor of Science degree from Trinity College Dublin and a Master of Science degree in Digital Techniques from Heriot Watt University, Edinburgh. Prior to joining us, he worked for Ferranti Electronics and Electro Optics Division for 4 years. He is a co-inventor for a number of patents in digital communications and has authored several published papers. He is also a member of the IEEE.

Dean A. Manson Vice President, General Counsel and Secretary Age: 40	Mr. Manson has been our Vice President, General Counsel and Secretary since February 3, 2006 and has been HNS’ Vice President, General Counsel and Secretary since November 2004. Mr. Manson also serves as director or officer for several of our subsidiaries. Mr. Manson joined HNS in June 2000 as Assistant Vice President, Legal, and, in 2001, became its Assistant Vice President and Associate General Counsel. Prior to joining HNS, Mr. Manson had been an associate at the law firm of Milbank, Tweed, Hadley & McCloy LLP since September 1993. Mr. Manson earned a Bachelor of Science degree in Engineering from Princeton University and a certificate from Princeton’s Woodrow Wilson School of Public and International Affairs. He received a Juris Doctorate degree from Columbia University School of Law.

Thomas J. McElroy Chief Accounting Officer Age: 51	Mr. McElroy has been our Chief Accounting Officer since February 3, 2006 and has been HNS’ Vice President and Controller since June 1, 1996. Mr. McElroy joined HNS in January 1988 as a Director of Finance. Prior to joining HNS, Mr. McElroy was an associate at Price Waterhouse in Washington, DC from 1977 to 1988. He received his Bachelor of Science degree in Accounting from St. Francis University.

Deepak V. Dutt Vice President, Treasurer and Investor Relations Officer Age: 62	Mr. Dutt has been our Vice President and Treasurer since January 2001 and also is our Investor Relations Officer. Mr. Dutt joined us in July 1993 and has held various positions in finance since then, including corporate planning, international finance, treasury and an international assignment as Chief Financial Officer of a subsidiary of the Company where he played a lead role in its start-up and in taking it public. Prior to joining our Company, Mr. Dutt served in various positions in the U.S. and overseas at IBM Corporation in sales, marketing and finance. He received a Bachelor of Science degree in Engineering from the University of Poona, India.

Name	Principal Occupations
Cleo V. Belmonte Assistant Secretary Age: 29	Ms. Belmonte has been our Assistant Secretary since March 22, 2007. Ms. Belmonte joined HNS in January 2007 as Senior Counsel, Securities. Prior to joining HNS, from 2002 to 2006, Ms. Belmonte was an associate with the law firms of Pillsbury Winthrop Shaw Pittman LLP and Patton Boggs LLP where she practiced securities and general corporate law. Ms. Belmonte received a Bachelor of Science degree in Multinational Business Operations, Marketing and Business Management from Florida State University. Ms. Belmonte received a Juris Doctorate degree from the Georgetown University Law Center.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee of our Board of Directors, which we refer to as the Compensation Committee, is responsible for establishing, implementing and continually monitoring the Company’s executive compensation program, including the compensation of our Chief Executive Officer (Pradman Kaul), Chief Financial Officer (Grant Barber), and our three other most highly compensated executive officers (Paul Gaske, Bahram Pourmand and Adrian Morris). We refer to these executives as our named executive officers elsewhere in this Proxy Statement. Generally, the types of compensation and benefits provided to our named executive officers are similar to those provided to other officers of the Company. All of our named executive officers are officers and employees of the Company and also provide services to Hughes Network Systems, LLC (“HNS”), our wholly owned subsidiary. All Compensation earned by our named executive officers is paid by the Company, which in turn bills HNS for 98% of the base salaries and all other compensation of our named executive officers plus a 2% service fee.

Compensation Objectives and Philosophy

The primary objective of our executive compensation program is to closely align the compensation paid to executive officers, including our named executive officers, with the short-term and long-term performance of the Company and to allow the Company to attract, retain and motivate key executives with talent critical to drive long-term success and create stockholder value. The Compensation Committee seeks to achieve this objective by linking a substantial portion of the executive’s total compensation to the achievement of the Company’s financial and operational goals. Our executive compensation program is designed to provide for both guaranteed and incentive compensation based on Company performance to motivate our executives to achieve the business goals set by the Company and to reward the executives for achieving these goals. Guaranteed compensation consists primarily of base salary. Incentive compensation consists of annual performance bonuses and equity compensation.

Our Compensation Committee evaluates individual and the Company’s performance with a goal of setting compensation at levels that the Compensation Committee believes are comparable with executives in companies of similar size and industry. Our Compensation Committee believes that base salaries should be competitive to attract and retain qualified executive officers, that executive officers should be provided with stock ownership opportunities to align their interests with those of the Company’s stockholders and that incentive compensation should be based primarily on the accomplishment of the Company’s performance goals in the interest of building a cohesive management team. We believe that our executive compensation program provides an overall level of target compensation and compensation opportunity that is competitive within our industry for companies of a similar size.

Elements of Compensation

Our executive compensation program consists of the following key elements:

•	base salary

•	annual performance bonuses

•	equity compensation

Our executive officers also participate in the Company’s and HNS’ other benefit plans on the same terms as other employees and receive other perquisites and personal benefits. See “Summary Compensation Table—Perquisites and Other Compensation.” Our benefit plans include medical and dental coverage, long and short term disability coverage and basic life insurance equal to two times annual base salary.

Base Salary—Base salaries for our named executive officers are established at the beginning of the term of each executive’s employment agreement based on the executive’s responsibilities and a comparison to competitive market levels for the executive’s job function. The Company periodically utilizes an independent compensation consultant to survey the marketplace to determine comparable base salary levels. The base salaries of our named executive officers are reviewed on an annual basis by the Compensation Committee and at the time of a promotion or a significant change in responsibility. Factors considered for salary increases, although informally applied, are individual and corporate performance, inflation, and contributions to the Company’s overall success.

Annual Performance Bonuses—Our Annual Incentive Plan (the “AIP”) is an annual performance bonus program adopted by the Compensation Committee under our 2006 Equity and Incentive Plan. The AIP is designed to provide cash awards to our executive officers for achieving the Company’s financial and operational goals. Our named executive officers and other officers of the Company and HNS participate in the AIP. Annual performance bonuses awarded under the AIP are reviewed and approved by the Compensation Committee and are paid in cash in a lump sum in the first quarter following the completion of each fiscal year. Annual performance bonuses for 2006 were awarded to all of our named executive officers. Pursuant to his employment agreement and the AIP, each executive officer is eligible to receive an annual performance bonus up to an amount equal to a specified percentage of the executive’s annual base salary. The Compensation Committee annually determines a bonus pool for the year based on each executive’s target bonus amount and competitive market levels and makes awards under the AIP based on the level to which the Company’s performance targets that are set by the Compensation Committee are met. The Compensation Committee may increase the annual performance bonus paid to the executive up to an additional 50% of the executive’s target bonus amount if the Company’s performance targets are exceeded. The Company’s performance targets to be used are established at the beginning of each fiscal year. For 2006, the performance target components were HNS’ revenue, EBITDA and cash balance (which we refer to as the Company Performance Targets) and a subjective factor to be determined by the Compensation Committee. If HNS achieves the annual budgeted amount for each of the Company Performance Targets, the Compensation Committee will award 100% of the bonus pool to the executives that participate in the AIP, with revenue, EBITDA, cash balance and the subjective factor weighted at 25%, 40%, 15%, and 20%, respectively. If any of the Company Performance Target falls below 90% of the budgeted amount, no weight will be awarded for that target. The following table sets forth the percentage of the bonus pool that the Compensation Committee was able to award based on the targets established by the Compensation Committee for 2006 AIP awards:

	Percentage of Budget Amount Achieved
	90%	95%	100%	110%
Revenue	10%	18%	25%	40%
EBITDA	0%	30%	40%	60%
Cash balance	9%	12%	15%	21%
Subjective	0%	10%	20%	40%

Total	19%	70%	100%	161%(1)

(1)	In no event will any executive officer be awarded more than 150% of his bonus target.

Equity Compensation—Our equity compensation is entirely incentive based compensation and is designed to serve as a retention tool and to provide a long-term incentive to employees directly related to the success of the Company. Our named executive officers are eligible to participate in our 2006 Equity and Incentive Plan which provides for equity awards including restricted stock, stock options, stock appreciation rights and other equity based awards. Each named executive officer is reviewed annually by the Compensation Committee to determine if an equity award is appropriate and the level of any such award.

In addition to equity compensation that may be granted under the 2006 Equity and Incentive Plan, pursuant to their employment agreements, each of our named executive officers was granted awards of HNS Class B membership interests. Each of Messrs. Kaul, Gaske, Pourmand and Morris were granted Class B membership interests upon the original execution of their employment agreements with HNS in 2005 and Mr. Barber was granted Class B membership interests upon the execution of his employment agreement with the Company in 2006.

Section 162(m)

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to as the Code) a public company generally may not deduct compensation in excess of $1.0 million paid to its chief executive officer and the four next most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met.

Our Compensation Committee generally structures our and HNS compensation programs, where feasible, to minimize or eliminate the impact of the limitations of Section 162(m) of the Code. However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when it believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance. With respect to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, no payment may be made under our compensation program prior to certification by the Compensation Committee that the applicable performance goals have been attained.

Targeted Compensation

Target total compensation for each executive officer is established primarily based on peer group data. In 2005, we engaged Towers Perrin, an outside global professional services consulting firm, to conduct a compensation study to assist us in establishing appropriate targets for base salary and total compensation for all levels of employees within the Company. In 2006, we engaged Towers Perrin to update the senior management section of the study, covering our named executive officers. In connection with updating the study, Towers Perrin surveyed ten companies of similar size and industry to the Company to develop a peer group and create an analysis of the three key elements of our executive compensation program. The peer group consists of companies against which the Compensation Committees believes the Company competes for executive talent and stockholder investment. In making compensation decisions, the Compensation Committee compares each element of total compensation against peer group companies. The Towers Perrin report showed the following results when we were compared to the peer group companies:

Position	Executive	Officer Comparison	HCI Compared to Communications Services Competitive Market – Proxy Data
			Base Salary Percentile	Total Cash Compensation Percentile	Total Direct Compensation Percentile (1)
Chairman & Chief Executive Officer	Pradman P. Kaul	CEO	24th	26th	36th
Executive Vice President	T. Paul Gaske	2nd highest paid	55th	48th	33rd
Executive Vice President	Bahram Pourmand	3rd highest paid	73rd	63rd	44th
Chief Financial Officer	Grant A. Barber	4th highest paid	78th	60th	76th
Executive Vice President	Adrian Morris	5th highest paid	71st	70th	55th

(1)	Total Direct Compensation includes base salary, annual bonus and equity compensation.

The Compensation Committee believes that as an executive’s level of seniority and responsibility within the Company increases, a greater percentage of the executive’s compensation should be tied to the Company’s performance. The Compensation Committee set total compensation targets for 2006 as the following:

	Base Salary as a % of Total Compensation	Bonus Target as a % of Total Compensation	Equity Target as a % of Total Compensation(1)
Chief Executive Officer	25%	19%	56%
Chief Financial Officer – Executive Vice President	27%	14%	59%(2)
Executive Vice Presidents	30%	17%	53%

(1)	Includes all compensation received by the executive, including awards under the HCI 2006 Equity and Incentive Plan.
(2)	While the equity awards granted to our Chief Financial Officer in 2006 were similar in size to the equity awards granted to our other executives, his equity portion appears inflated as compared to the other executives because the fair market value per share awarded on the date of grant was higher as a result of our Chief Financial Officer receiving his membership interests in 2006 and the other officers receiving their membership interests in 2005. If there are future grants of equity compensation, the fair market value of the awards to our Chief Financial Officer are expected to be similar to the awards to our other Executive Vice Presidents.

Summary Compensation Table

The following table sets forth, for the year ended December 31, 2006, the compensation for services in all capacities earned by our named executive officers. All of our named executive officers are officers and employees of the Company and provide services to HNS. All compensation reflected in this section was paid or awarded directly by the Company, which in turn bills HNS for 98% of the base salaries and all other compensation of our named executive officers, plus a 2% service fee. The compensation reflected in the Summary Compensation Table below is for service to both companies.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation(6)	Change in Non- Qualified Deferred Compensation Earnings		All Other Compensation	Total
Pradman Kaul(7) Chief Executive Officer and President	2006	$576,493	$84,400	$169,464	– –	363,600	$	– –	$109,721	$1,303,678
Grant Barber(8) Chief Financial Officer	2006	335,266	149,000	60,000	420,000 –	151,000		– –	26,579	1,141,845
Paul Gaske(9) Executive Vice President	2006	392,116	46,600	169,464	– –	200,400		– –	70,616	879,196
Bahram Pourmand(10) Executive Vice President	2006	417,340	42,000	169,464	– –	181,000		– –	53,367	863,171
Adrian Morris(11) Executive Vice President	2006	337,546	40,000	169,464	–	172,000		–	44,565	763,575

Total Compensation	2006	$2,058,761	$362,000	$737,856	$420,000	$1,068,000		$–	$304,848	$4,951,465

(1)	Mr. Kaul’s salary includes his base pay of $562,432 plus $14,061 accrued, but unused, paid time off (PTO). Mr. Barber’s salary includes his base pay of $327,117 (partial year) plus $8,149 accrued, but unused, PTO. Mr. Gaske’s salary includes his base pay of $387,275 plus $4,841 accrued but unused PTO. Mr. Pourmand’s salary includes his base pay of $394,576 plus $22,764 accrued but unused PTO. Mr. Morris’ salary includes his base pay of $336,253 plus $1,293 accrued but unused PTO.
(2)	The Company awards one bonus to each named executive officer under the AIP that consists of amounts awarded in connection with the achievement of the Company Performance Targets and the subjective factor collectively. The amounts reflected in the Bonus column include the portion of the AIP award paid to each named executive officer based on the subjective factor. Amounts paid in connection with the achievement of HNS Performance Targets are reflected in the Non-Equity Incentive Plan Compensation column. All bonuses were paid in 2007 for performance in 2006. Mr. Barber’s bonus amount includes a $100,000 sign-on bonus per his employment agreement.
(3)	Messrs. Kaul, Gaske, Pourmand, and Morris purchased Class B membership interests in HNS on April 22, 2005 at $0.01 per unit. The fair market value of the membership interests at the grant date is determined by the appreciation of HNS from the point the majority owners invested in HNS. As of the grant date, there was no appreciation, so the Class B membership interests grant date fair market value is $0.00. Therefore, the portion vested during 2006, has no value to report. On March 24, 2006 each of Messrs. Kaul, Gaske, Pourmand, and Morris were awarded 14,000 restricted shares of the Company’s common stock under the HCI 2006 Equity and Incentive Plan. These restricted shares are not vested until March 24, 2008, however they are expensed over the two year period and the amount expensed in 2006 is listed.

(4)	On February 2, 2006, Mr. Barber purchased 500 Class B membership interests in HNS at $0.01 per unit. The fair market value of the membership interests at the grant date is determined by the appreciation of HNS from the point the majority owners invested in HNS. At the grant date, there was appreciation of $69,000,000, so the total 500 Class B membership interests value was $346,212 (0.5% of total appreciation). Amount represents the value of the membership interests expensed in 2006.
(5)	Mr. Barber was awarded an option to purchase 20,000 restricted shares of our common stock on March 24, 2006, which immediately vested and expired on December 31, 2006. Amount included represents the expense to the Company in 2006.
(6)	The Company awards one bonus to each named executive officer under the AIP that consists of amounts awarded in connection with the achievement of the Company Performance Targets and the subjective factor collectively. The amounts reflected in the Non-Equity Incentive Plan Compensation column include the portion of the AIP award paid to each named executive officer based on achievement of the Company Performance Targets. Amounts paid based on the subjective factor are reflected in the Bonus column. All non-equity incentive plan compensation was paid in 2007 for performance in 2006.
(7)	Mr. Kaul’s all other compensation includes the Company matching contributions to the HNS qualified 401(k) plan of $13,200 and to the HNS non-qualified excess benefit plan of $45,156, a car allowance of $15,120, financial planning services in the amount of $11,046 and a 50% PTO cashout payment in the amount of $10,816 for PTO accrued in prior years. Other items (below $10,000/year) include group term life insurance coverage over $50,000, excess medical coverage, personal liability insurance reimbursement and a credit for long term disability insurance.
(8)	Mr. Barber’s all other compensation includes a car allowance of $11,945 (partial year). Other items (below $10,000/year) include the Company’s matching contributions to the HNS qualified 401(k) plan and to the HNS non-qualified excess benefit plan, group term life insurance coverage over $50,000 and a credit for long term disability insurance.
(9)	Mr. Gaske’s all other compensation includes the Company’s matching contributions to the HNS qualified 401(k) plan of $13,056 and to the HNS non-qualified excess benefit plan of $23,622, a car allowance of $12,940 and financial planning services in the amount of $10,719. Other items (below $10,000/year) include a 50% PTO cashout payment for PTO accrued in prior years, group term life insurance coverage over $50,000, a credit for long term disability insurance and a patent award.
(10)	Mr. Pourmand’s all other compensation includes the Company’s matching contributions to our qualified 401(k) plan of $13,200 and to the HNS non-qualified excess benefit plan of $22,740, a car allowance of $12,940. Other items (below $10,000/year) include group term life insurance coverage over $50,000, reimbursement for a medical physical exam and a credit for long term disability insurance.
(11)	Mr. Morris’s all other compensation includes the Company’s matching contributions to the HNS non-qualified excess benefit plan of $17,521 and a car allowance of $12,940. Other items (below $10,000/year) include a 50% PTO cashout payment for PTO accrued in prior years, the matching contributions to the HNS qualified 401(k) plan, group term life insurance coverage over $50,000 and a credit for long term disability insurance.

Employment Agreements

Pradman P. Kaul

The employment agreement between Mr. Kaul and HNS originally was entered into as of April 22, 2005. Mr. Kaul serves as our Chief Executive Officer and President and as the Chief Executive Officer and Chairman of HNS’ Board of Managers. We assumed Mr. Kaul’s employment agreement effective as of February 3, 2006. Mr. Kaul’s employment agreement provides for a two-year term and is subject to automatic one-year renewals if not terminated by Mr. Kaul or us at least 90 days (but not more than 120 days) prior to the expiration of the original or a renewal term. Any termination of Mr. Kaul’s employment with us would also constitute a termination of his employment with HNS. The agreement provides for an annual base salary ($562,432 for 2006) and a cash bonus target in the amount of 75% of his annual base salary, subject to an increase of up to 50% of the target bonus amount if the objective performance criteria established by the Compensation Committee are exceeded.

Pursuant to Mr. Kaul’s employment agreement and a restricted unit purchase agreement between Mr. Kaul and HNS, effective as of April 22, 2005, Mr. Kaul purchased 1,500 Class B membership interests of HNS at $0.01 per unit. Of the 1,500 Class B membership interests, 750 are subject to time vesting, with 75 of the Class B membership interests vesting on November 1, 2005 and the remaining 675 membership interests vesting in 54 equal monthly installments commencing on December 1, 2005, subject to Mr. Kaul’s continued employment with us. If Mr. Kaul is employed by us on the date that we (or our successors or assigns) hold less than 20% of the aggregate equity interests (measured by vote and value) in HNS (excluding certain specified transactions), then all of his time vesting Class B membership interests will vest on April 22, 2008 or, if later, the first anniversary of the date on which our (or our successors’ or assigns’) aggregate equity interests in HNS fall below 20%. The remaining 750 Class B membership interests owned by Mr. Kaul are subject to performance vesting with 375 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 3.0 times on our investment in HNS, and all 750 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 5.0 times on our investment in HNS.

Mr. Kaul’s employment agreement restricts him from competing with us by providing services to, serving in any capacity for or owning certain interests in our competitors while he is employed by us and for a period of one year following the termination of his employment. The agreement also provides that Mr. Kaul must not solicit any of our employees or customers during his employment and for one year thereafter, and he must not divulge at any time any of our confidential information.

Grant A. Barber

The employment agreement between Mr. Barber and the Company was entered into as of February 23, 2006. Mr. Barber serves as our Executive Vice President and Chief Financial Officer and as Chief Financial Officer of HNS. The employment agreement provides for a two-year term and is subject to automatic one-year renewals if not terminated by Mr. Barber or us at least 90 days (but not more than 120 days) prior to the expiration of the original or a renewal term. Any termination of Mr. Barber’s employment with us would also constitute a termination of his employment with HNS. The agreement with Mr. Barber provides for an annual base salary ($350,000 for 2006) and a cash bonus target in the amount of 50% of his annual base salary, subject to an increase of up to 50% of the target bonus amount if the objective performance criteria established by the Compensation Committee are exceeded.

Pursuant to Mr. Barber’s employment agreement and a restricted unit purchase agreement between Mr. Barber and HNS, effective as of February 2, 2006, he purchased 500 Class B membership interests of HNS at $0.01 per unit. Of the 500 Class B membership interests, 250 are subject to time vesting, with 25 of the Class B membership interests vesting on September 1, 2006 and the remaining 225 membership interests vesting in 54 equal monthly installments commencing on October 1, 2006, subject to Mr. Barber’s continued employment with us. If Mr. Barber is employed by us on the date that we (or our successors or assigns) hold less than 20% of the aggregate equity interests (measured by vote and value) in HNS (excluding certain specified transactions), then all of his time vesting Class B membership interests will vest on January 24, 2009 or, if later, the first anniversary of the date on which our (or our successors’ or assigns’) aggregate equity interests in HNS fall below 20%. The remaining 250 Class B membership interests are subject to performance vesting with 125 Class B membership interests vesting if, following the earlier of January 24, 2011 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 3.0 times on our investment in HNS, and all 250 Class B membership interests vesting if, following the earlier of January 24, 2011 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 5.0 times on our investment in HNS.

Mr. Barber’s employment agreement restricts him from competing with us by providing services to, serving in any capacity for or owning certain interests in our competitors while he is employed by us and for a period of one year following the termination of his employment. The agreement also provides that Mr. Barber must not solicit any of our employees or customers during his employment and for one year thereafter, and he must not divulge at any time any of our confidential information.

T. Paul Gaske

The employment agreement between Mr. Gaske and HNS originally was entered into as of April 22, 2005. Mr. Gaske serves as our Executive Vice President and as the Executive Vice President, North America of HNS. We assumed Mr. Gaske’s employment agreement effective as of February 3, 2006. The employment agreement provides for a two-year term and is subject to automatic one-year renewals if not terminated by Mr. Gaske or us at least 90 days (but not more than 120 days) prior to the expiration of the original or a renewal term. Any termination of Mr. Gaske’s employment with us would also constitute a termination of his employment with

HNS. The agreement with Mr. Gaske provides for an annual base salary ($387,275 for 2006) and a cash bonus target in the amount of 60% of his annual base salary, subject to an increase of up to 50% of the target bonus amount if the objective performance criteria established by the Compensation Committee are exceeded.

Pursuant to Mr. Gaske’s employment agreement and a restricted unit purchase agreement between Mr. Gaske and HNS, effective as of April 22, 2005, he purchased 650 Class B membership interests of HNS at $0.01 per unit. Of the 650 Class B membership interests, 325 are subject to time vesting, with 32.5 of the Class B membership interests vesting on November 1, 2005 and the remaining 292.5 membership interests vesting in 54 equal monthly installments commencing on December 1, 2005, subject to Mr. Gaske’s continued employment with us. If Mr. Gaske is employed by us on the date that we (or our successors or assigns) hold less than 20% of the aggregate equity interests (measured by vote and value) in HNS (excluding certain specified transactions), then all of his time vesting Class B membership interests will vest on April 22, 2008 or, if later, the first anniversary of the date on which our (or our successors’ or assigns’) aggregate equity interests in HNS fall below 20%. The remaining 325 Class B membership interests are subject to performance vesting with 162.5 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 3.0 times on our investment in HNS, and all 325 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 5.0 times on our investment in HNS.

Mr. Gaske’s employment agreement restricts him from competing with us by providing services to, serving in any capacity for or owning certain interests in our competitors while he is employed by us and for a period of one year following the termination of his employment. The agreement also provides that Mr. Gaske must not solicit any of our employees or customers during his employment and for one year thereafter, and he must not divulge at any time any of our confidential information.

Bahram Pourmand

The employment agreement between Mr. Pourmand and HNS originally was entered into as of April 22, 2005. Mr. Pourmand serves as our Executive Vice President and as Executive Vice President, International of HNS. We assumed Mr. Pourmand’s employment agreement effective as of February 3, 2006. The employment agreement provides for a two-year term and is subject to automatic one-year renewals if not terminated by Mr. Pourmand or us at least 90 days (but not more than 120 days) prior to the expiration of the original or a renewal term. Any termination of Mr. Pourmand’s employment with us would also constitute a termination of his employment with HNS. The agreement with Mr. Pourmand provides for an annual base salary ($394,576 for 2006) and a cash bonus target in the amount of 53% of his annual base salary subject to an increase of up to 50% of the target bonus amount if the objective performance criteria established by the Compensation Committee are exceeded.

Pursuant to Mr. Pourmand’s employment agreement and a restricted unit purchase agreement between Mr. Pourmand and HNS, effective as of April 22, 2005, he purchased 500 Class B membership interests of HNS at $0.01 per unit. Of the 500 Class B membership interests, 250 are subject to time vesting, with 25 of the Class B membership interests vesting on November 1, 2005 and the remaining 225 membership interests vesting in 54 equal monthly installments commencing on December 1, 2005, subject to Mr. Pourmand’s continued employment with us. If Mr. Pourmand is employed by us on the date that we (or our successors or assigns) hold less than 20% of the aggregate equity interests (measured by vote and value) in HNS (excluding certain specified transactions), then all of his time vesting Class B membership interests will vest on April 22, 2008 or, if later, the first anniversary of the date on which our (or our successors’ or assigns’) aggregate equity interests in HNS fall below 20%. The remaining 250 Class B membership interests are subject to performance vesting with 125 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 3.0 times on our investment in HNS, and all 250 Class B membership interests vesting if, following the earlier of

April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 5.0 times on our investment in HNS.

Mr. Pourmand’s employment agreement restricts him from competing with us by providing services to, serving in any capacity for or owning certain interests in our competitors while he is employed by us and for a period of one year following the termination of his employment. The agreement also provides that Mr. Pourmand must not solicit any of our employees or customers during his employment and for one year thereafter, and he must not divulge at any time any of our confidential information.

Adrian Morris

The employment agreement between Mr. Morris and HNS originally was entered into as of April 22, 2005. Mr. Morris serves as our Executive Vice President and as an Executive Vice President, Engineering of HNS. We assumed Mr. Morris’ employment agreement effective as of February 3, 2006. The employment agreement provides for a two-year term and is subject to automatic one-year renewals if not terminated by Mr. Morris or us at least 90 days (but not more than 120 days) prior to the expiration of the original or a renewal term. Any termination of Mr. Morris’ employment with HCI would also constitute a termination of his employment with HNS. The agreement with Mr. Morris provides for an annual base salary ($336,253 for 2006) and a cash bonus target in the amount of 51% of his annual base salary subject to an increase of up to 50% of the target bonus amount if the objective performance criteria established by the Compensation Committee are exceeded.

Pursuant to Mr. Morris’ employment agreement and a restricted unit purchase agreement between Mr. Morris and HNS, effective as of April 22, 2005, he purchased 500 Class B membership interests of HNS at $0.01 per unit. Of the 500 Class B membership interests, 250 are subject to time vesting, with 25 of the Class B membership interests vesting on November 1, 2005 and the remaining 225 membership interests vesting in 54 equal monthly installments commencing on December 1, 2005, subject to Mr. Morris’ continued employment with us. If Mr. Morris is employed by us on the date that we (or our successors or assigns) hold less than 20% of the aggregate equity interests (measured by vote and value) in HNS (excluding certain specified transactions), then all of his time vesting Class B membership interests will vest on April 22, 2008 or, if later, the first anniversary of the date on which our (or our successors’ or assigns’) aggregate equity interests in HNS fall below 20%. The remaining 250 Class B membership interests are subject to performance vesting with 125 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 3.0 times on our investment in HNS, and all 250 Class B membership interests vesting if, following the earlier of April 23, 2010 or a change of control (as defined in the agreement), liquidation, dissolution or winding up of HNS, we have received a cumulative total return of at least 5.0 times on our investment in HNS.

Mr. Morris’ employment agreement restricts him from competing with us by providing services to, serving in any capacity for or owning certain interests in our competitors while he is employed by us and for a period of one year following the termination of his employment. The agreement also provides that Mr. Morris must not solicit any of our employees or customers during his employment and for one year thereafter, and he must not divulge at any time any of our confidential information.

Perquisites and Other Compensation

We provide our named executive officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall executive compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee annually reviews the levels of perquisites and other personal benefits provided to our named executive officers. Our named executive officers are provided with the following perquisites, which include, without limitation:

•	Car allowance in the amount of $15,120 per year for Mr. Kaul and $12,940 per year for each of Messrs. Barber, Gaske, Pourmand, and Morris.

•

Financial planning services for Mr. Kaul and Mr. Gaske. These services were in place prior to the assumption of their employment agreements by the Company and we have agreed to continue to provide these services.

•	Enhanced medical coverage is provided for Mr. Kaul, for which he has no premium payment and no co-payments.

Grants of Plan Based Awards

The Compensation Committee approved awards under our 2006 Equity and Incentive Plan to certain of our named executive officers in 2006. Mr. Barber also received Class B membership interests in 2006 subject to vesting conditions which are set forth in the restricted unit purchase agreement pursuant to which the Class B membership interests were granted. Set forth below is information regarding awards granted during 2006.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Shares or Units (#)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Fair Value of Stock and Option Awards at Grant Date ($)
Name	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Pradman Kaul(1)	03/24/06	65,000	338,000	538,000	–	–	–	14,000	–	–	438,900
Grant Barber(2)	03/24/06	27,000	140,000	240,000	–	250		250	20,000	10.35	593,106
Paul Gaske(3)	03/24/06	36,000	187,000	297,000	–	–	–	14,000	–	–	438,900
Bahram Pourmand(4)	03/24/06	32,000	168,000	268,000	–	–	–	14,000	–	–	438,900
Adrian Morris(5)	03/24/06	31,000	160,000	255,000	–	–	–	14,000	–	–	438,900

(1)	Estimated Future Payout Under Non-Equity Incentive Plans describes the threshold, target and maximum amounts payable under the AIP with respect to the achievement of the Company Performance Targets (i.e. it does not include payments in connection with the subjective factor under the AIP). On March 24, 2006 Mr. Kaul was awarded 14,000 restricted shares of the Company’s common stock under the HCI 2006 Equity and Incentive Plan. These restricted shares of common stock vest on March 24, 2008. The fair market value at grant date was $31.35 per share, for a total value of $438,900.
(2)	Estimated Future Payout Under Non-Equity Incentive Plans describes the threshold, target and maximum amounts payable under the AIP with respect to the achievement of the Company Performance Targets (i.e. it does not include payments in connection with the subjective factor under the AIP). Equity Incentive Plan Awards includes 250 Class B membership interests of HNS awarded to Mr. Barber in 2006 that are subject to performance vesting pursuant to Mr. Barber’s restricted unit purchase agreement under which his Class B membership interests were granted. Stock Awards include 250 Class B membership interests in HNS awarded to Mr. Barber in 2006 that are subject to time vesting pursuant to Mr. Barber’s restricted unit purchase agreement under which his Class B membership interests were granted. Class B membership interests were valued at grant date by determining the appreciation of HNS since the majority owners invested in HNS. Mr. Barber’s 500 Class B membership interests represent 0.5% interest of the total 99,650 membership interests of HNS. The total appreciation of HNS as of grant date was $69,000,000, or $692.42 per share. Mr. Barber’s stock option award was valued at a discount using the closing price of $31.35 per share less the purchase price of $10.35 per membership interest. The fair value of stock and option awards at grant date includes 250 of the HNS Class B membership interests that are subject to performance vesting ($173,106) plus the value of the stock option at date of grant ($420,000).
(3)	Estimated Future Payout Under Non-Equity Incentive Plans describes the threshold, target and maximum amounts payable under the AIP with respect to the achievement of the Company Performance Targets (i.e. it does not include payments in connection with the subjective factor under the AIP). On March 24, 2006 Mr. Gaske was awarded 14,000 restricted shares of the Company’s common stock under the HCI 2006 Equity and Incentive Plan. These restricted shares of common stock vest on March 24, 2008. The fair market value at grant date was $31.35 per share, for a total value of $438,900.
(4)	Estimated Future Payout Under Non-Equity Incentive Plans describes the threshold, target and maximum amounts payable under the AIP with respect to the achievement of the Company Performance Targets (i.e. it does not include payments in connection with the subjective factor under the AIP). On March 24, 2006 Mr. Pourmand was awarded 14,000 restricted shares of the Company’s common stock under the HCI 2006 Equity and Incentive Plan. These restricted shares of common stock vest on March 24, 2008. The fair market value at grant date was $31.35 per share, for a total value of $438,900.
(5)	Estimated Future Payout Under Non-Equity Incentive Plans describes the threshold, target and maximum amounts payable under the AIP with respect to the achievement of the Company Performance Targets (i.e. it does not include payments in connection with the subjective factor under the AIP). On March 24, 2006 Mr. Morris was awarded 14,000 restricted shares of the Company’s common stock under the HCI 2006 Equity and Incentive Plan. These restricted shares of common stock vest on March 24, 2008. The fair market value at grant date was $31.35 per share, for a total value of $438,900.

2006 Equity and Incentive Plan

Our named executive officers are eligible to participate in our 2006 Equity and Incentive Plan (the “Plan”). The Plan provides for the grant of equity-based awards, including restricted common stock, restricted stock units, stock options, stock appreciation rights and other equity based awards, as well as cash bonuses and long-term cash awards to our officers and other employees, advisors and consultants who are selected by our Compensation Committee for participation in the Plan. See “Proposal 2. Approval of the 2006 Equity and Incentive Plan” for a description of the Plan.

In March 2006, each of our named executive officers was provided with a choice of equity-based award to be granted under the Plan. Each executive could choose to receive either (i) 14,000 restricted shares of our common stock or (ii) 20,000 options to purchase shares of our common stock, with an exercise price of $10.35 and an expiration date of December 31, 2006. The Compensation Committee determined that the value of each alternative was equivalent and provided each named executive officer with the opportunity to choose the appropriate equity-based award based on the executive’s specific circumstances. Each of Messrs. Kaul, Gaske, Pourmand and Morris chose to receive the 14,000 shares of restricted stock and were granted such shares in March 2006. These awards vest on March 24, 2008, the second anniversary of the grant date. Mr. Barber chose and was granted a vested option to purchase 20,000 shares of our common stock. Mr. Barber exercised all 20,000 options in 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity award holdings of our named executive officers as of December 31, 2006.

	Option Awards					Stock Awards
Name	Securities Unexercised Options (#)	Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Unvested Units (#)	Market Value of Unvested Units ($)	Unvested Shares (#)	Market Value of Unvested Shares(1) ($)	Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Vested ($)
Pradman P. Kaul(2)	–	–	–	–	1,263	–	–	14,000	438,900	–	–
Grant A. Barber(3)	–	–	–	–	462.5	320,246	–	–	–	–	–
T. Paul Gaske(4)	–	–	–	–	547	–	–	14,000	438,900	–	–
Bahram Pourmand(5)	–	–	–	–	421	–	–	14,000	438,900	–	–
Adrian Morris(6)	–	–	–	–	421	–	–	14,000	438,900	–	–

(1)	On March 24, 2006 each of Messrs. Kaul, Gaske, Pourmand, and Morris were awarded 14,000 restricted shares of the Company’s common stock under the Plan. These shares of restricted stock vest on March 24, 2008. The shares are valued using the closing price ($31.35 per share) on the grant date.
(2)	On April 22, 2005, Mr. Kaul purchased 1,500 Class B membership interests in HNS at $0.01 per unit. As of the December 31, 2006, Mr. Kaul had 1,263 membership interests that had not vested. The grant date fair market value is determined by the appreciation of HNS from the point the majority owners invested in the Company. As of the award date there was no appreciation, so Mr. Kaul’s Class B membership interests grant date fair market value was $0.00. Therefore, the unvested portion of his award has no value.
(3)	On February 2, 2006, Mr. Barber purchased 500 Class B membership interests in HNS at $0.01 per unit. As of the December 31, 2006, Mr. Barber had 463 units that had not vested. The grant date fair market value is determined by the appreciation of HNS from the point the majority owners invested in HNS. As of the award date there was appreciation of $69,000,000. There were 99,650 membership interests outstanding, so the total 500 Class B membership interests grant date fair market value was $346,212 (0.5% of total appreciation). Therefore, the value of the unvested portion of his award is $320,246.

(4)	On April 22, 2005, Mr. Gaske purchased 650 Class B membership interests in HNS at $0.01 per unit. As of the December 31, 2006, Mr. Gaske had 547 membership interests that had not vested. The grant date fair market value is determined by the appreciation of HNS from the point the majority owners invested in HNS. As of the award date there was no appreciation, so Mr. Gaske’s Class B membership interests grant date fair market value was $0.00. Therefore, the unvested portion of his award has no value.
(5)	On April 22, 2005, Mr. Pourmand purchased 500 Class B membership interests in HNS at $0.01 per unit. As of the December 31, 2006, Mr. Pourmand had 421 membership interests that had not vested. The grant date fair market value is determined by the appreciation of HNS from the point the majority owners invested in HNS. As of the award date there was no appreciation, so Mr. Pourmand’s Class B membership interests grant date fair market value was $0.00. Therefore, the unvested portion of his award has no value.
(6)	On April 22, 2005, Mr. Morris purchased 500 Class B membership interests in HNS at $0.01 per unit. As of the December 31, 2006, Mr. Morris had 421 membership interests that had not vested. The grant date fair market value is determined by the appreciation of HNS from the point the majority owners invested in HNS. As of the award date there was no appreciation, so Mr. Morris’ Class B membership interests grant date fair market value was $0.00. Therefore, the unvested portion of his award has no value.

HNS Class B Membership Interests

HNS’ second amended and restated limited liability agreement allows for the issuance of HNS Class B membership interests which are entitled to receive a pro rata share of any distributions of HNS once the capital contributions of the Class A membership interest holders have been paid in full. As of December 31, 2006, a total of 4,650 HNS Class B membership interests have been issued at par value to certain current and former directors and executive officers of the Company and HNS, including our named executive officers, entitling the holders to approximately 4% of any capital distributions resulting from a qualifying transaction. The value of the Class B membership interests is reflected in the Outstanding Equity Awards at Fiscal Year-end Table. The Class B membership interests are subject to certain vesting requirements, with 50% of the Class B membership interests subject to time vesting over five years and the other 50% subject to vesting based upon the achievement of certain performance milestones. At the holders’ election, vested Class B membership interests can be exchanged for our common stock. The number of shares of our common stock to be issued upon the exchange would be based upon the fair market value of the vested Class B membership interest divided by the average closing trading price of our common stock for the 20 business days immediately preceding the date of the exchange. The issuance of the shares of our common stock is subject to the authorization of our Board of Directors and compliance with applicable securities laws.

Option Exercises and Stock Vested

The following table summarizes the exercise of stock options, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, by each of our named executive officers during the fiscal year ended December 31, 2006.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting(2) (#)	Value Realized on Vesting ($)
Pradman Kaul	–	–	150	–
Grant Barber(1)	20,000	532,000	37.5	25,966
T. Paul Gaske	–	–	65	–
Bahram Pourmand	–	–	50	–
Adrian Morris	–	–	50	–

(1)	On February 2, 2005, Mr. Barber purchased 500 Class B membership interests in HNS for $0.01 per unit. The grant date fair market value is determined by the appreciation of HNS from the point the majority owners invested in HNS. As of the award date, there was appreciation of $69,000,000, so the total value of the 500 Class B membership interests was $346,210 (0.5% of total appreciation). The portion vested during 2006 was 37.5 units, with a grant date value of $25,966. The value on vesting is equal to the grant date value because the membership interests have no real value until a sale of the Company or other realization event occurs. On April 5, 2006, Mr. Barber exercised his option to purchase 20,000 shares of HCI’s common stock at a purchase price of $10.35 per share. The value of the shares on the date of exercise was $36.95 per share.

(2)	Messrs. Kaul, Gaske, Pourmand and Morris purchased Class B membership interests in HNS on April 22, 2005 for $0.01 per unit. These amounts reflect the portion of the Class B interests that vested in 2006. The grant date fair market value is determined by the appreciation of HNS from the point of the majority owners invested in HNS. As of award date there was no appreciation, so the Class B membership interests grant date fair market value was $0.00. The value on vesting is equal to the grant date value because the membership interests have no real value until a sale of HNS or other realization event occurs.

Pension Benefits

None of our named executive officers participates in or has an account balance in qualified or non-qualified defined benefit pension plans sponsored by the Company or HNS.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The following table summarizes non-qualified deferred compensation earned, or contributed by, or on behalf of, each of our named executive officers under HNS’ Excess Benefit Plan during the year ended December 31, 2006.

Name	Executive Contributions in 2006 ($)	Registrant Contributions in 2006 ($)	Aggregate Earnings in 2006(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/06 ($)
Pradman Kaul	67,734	45,156	13,821	–	183,827
Grant Barber	6,462	4,442	104	–	11,008
T. Paul Gaske	35,433	23,622	8,140	–	105,004
Bahram Pourmand	60,639	22,740	13,819	–	154,478
Adrian Morris	46,723	17,521	8,057	–	103,774

(1)	Aggregate earnings are dependent on the investment decisions made by the executive. All earnings are market earnings, and none are preferential or set by the Company.

Excess Benefit Plan

HNS maintains a non-qualified Excess Benefit Plan for the benefit of a select group officers and highly compensated employees of the Company and HNS whose benefits under HNS’ 401(k) plan are limited by the Code. Employees who are assistant vice presidents and above, including our named executive officers, are eligible to participate in the Excess Benefit Plan and may elect to contribute up to 16% of their annual compensation into the plan on a pre-tax basis each payroll period. We make matching contributions into the plan in an amount equal to (i) 100% of the participant’s contributions up to 3% of the participant’s compensation and (ii) 50% of the participant’s contributions up to an additional 6% of the participant’s compensation. Participants are always 100% vested in the contributions they make into the plan and become 100% vested in the matching contributions that we make into the plan after completing three years of service. If a participant’s employment is terminated before he or she completes three years of service, the participant will not be vested in the matching contributions that were made to his or her account and, therefore, will forfeit these amounts. Upon the occurrence of a change of control (as defined in the plan), participants will become fully vested in the full amount of their account balances, including the matching contributions, even if they have not completed three years of service. In general, a participant’s vested account balance is payable following a participant’s termination of employment, however, if a participant is a “specified employee” (within the meaning of Section 409A of the Code), the participant’s vested account balance will be payable as soon as practicable on or after the first day of the seventh calendar month following termination of employment.

401(k) Plan

HNS maintains a 401(k) plan intended to permit employees of the Company and HNS to save on a tax-favorable basis for their retirement. Eligible employees may elect to contribute up to 25% (16% for highly compensated employees) of their eligible compensation into the plan on a pre-tax basis each payroll period, subject to certain Internal Revenue Service limits ($15,000 in 2006). Participants who are age 50 or older may elect to make additional contributions, called catch-up contributions, into the plan. Up to $5,000 of catch-up contributions may be made in 2006. We make matching contributions into the plan in an amount equal to (i) 100% of participant contributions up to 3% of eligible compensation and (ii) 50% of participant contributions up to an additional 6% of eligible compensation. We do not match the catch-up contributions. Participants become 100% vested in their matching contributions after completing three years of service. Participants are always 100% vested in the contributions they make into the plan. The plan also permits participants to elect to make contributions on an after-tax basis. Our executive officers, including the named executive officers, are eligible to participate in the 401(k) plan on the same terms as all other employees.

Potential Payments upon Termination and Change in Control

The Compensation Committee has determined the appropriate levels of payments to be made to our named executive officers upon the termination of their employment, including a termination of employment in connection with a change in control of the Company to provide the executive officer with adequate income while seeking other employment. The following paragraphs set forth the potential payments payable to our named executive officers in such circumstances under their current employment agreements and our other compensation programs. The Compensation Committee may, in its discretion, revise, amend or add to these benefits or payments if it deems advisable. All cash payments, including accrued but unused paid time off but not including annual performance bonuses, to be made upon the termination of the employment of any executive officer are paid in a lump sum at the time of termination. Annual performance bonuses, if earned and unpaid at the time of termination, are paid in a lump sum in the first quarter following the fiscal year in which the executive officer is terminated. All payments made to our executive officers upon termination or change in control are paid by the Company, which is in turn is reimbursed by HNS for these amounts.

Pradman P. Kaul

Pursuant to his employment agreement, if Mr. Kaul’s employment is terminated by us for cause (as defined in his employment agreement), Mr. Kaul will receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of termination. In the event that Mr. Kaul’s employment is terminated by us without cause or by him for good reason, subject to his execution of a waiver and release of claims in favor of the Company and its affiliates, Mr. Kaul would receive: (i) any earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies); (ii) one year of base salary plus the bonus that would have been payable for the calendar year in which such termination occurs as if he were employed by the Company at the end of such year; (iii) six months of vesting for his time vesting HNS Class B membership interests (provided that if his employment is terminated by us without cause within one year following a change of control, all of his HNS Class B membership interests subject to time vesting will become fully vested on the date of termination); (iv) vesting of the performance based HNS Class B membership interests to the extent that within 180 days of such termination, the cumulative total return goals are met; (v) continuation of health and medical plans for twelve months following the termination; and (vi) reasonable outplacement benefits. Mr. Kaul is also entitled to receive these payments and benefits in the event that we provide him with notice of non-renewal of his employment agreement. If Mr. Kaul provides us with notice of non-renewal of his employment agreement or terminates his employment without good reason, he will only be entitled to his earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies). In general, following a termination of Mr. Kaul’s employment, HNS has a right to repurchase his vested Class B membership interests at fair market value.

Mr. Kaul’s employment agreement also provides that if Mr. Kaul should become permanently disabled and be terminated by us, or die during the term of his employment agreement, Mr. Kaul or his estate would receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of such event. Any time vesting HNS Class B membership interests that have not vested as of the date of such an event would vest. Performance vesting HNS Class B membership interests would remain outstanding and subject to vesting for 180 days to determine if the cumulative total return goals were met. In addition, under Mr. Kaul’s restricted stock agreement related to his ownership of restricted shares of our common stock, upon the termination of Mr. Kaul’s employment by us without cause, by Mr. Kaul for good reason, or due to death or disability, the restricted stock granted under the agreement will immediately vest.

Assuming that Mr. Kaul’s employment was terminated under each of the above circumstances on December 31, 2006, such payments and benefits have an estimated value of:

Circumstances	Cash Severance ($)	Bonus ($)	Medical Continuation ($)	Value of Accelerated Equity and Performance Awards and Excess Benefit Plan Accounts(1) ($)	Outplacement Benefits ($)
For cause	-	448,000	-	-	-
Without cause, for good reason or non-renewal of agreement by us	562,432	448,000	16,156	652,680	10,000
Without good reason non-renewal of agreement by executive	-	-	-	-	-
Disability or death	-	448,000	-	652,680	-
Change in control	-	-	-	652,680	-

(1)	Value of accelerated equity was based on the closing price of our common stock on December 31, 2006 of $46.62 per share multiplied by 14,000 unvested restricted shares.

Grant Barber

Pursuant to his employment agreement, if Mr. Barber’s employment is terminated by us for cause (as defined in his employment agreement), Mr. Barber will receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of termination. In the event that Mr. Barber’s employment is terminated by us without cause or by him for good reason, subject to his execution of a waiver and release of claims in favor of the Company and its affiliates, Mr. Barber would receive: (i) any earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies); (ii) one year of base salary plus the bonus that would have been payable for the calendar year in which such termination occurs as if he were employed by the Company at the end of such year; (iii) six months of vesting for his time vesting HNS Class B membership interests (provided that if his employment is terminated by us without cause within one year following a change of control, all of his HNS Class B membership interests subject to time vesting will become fully vested on the date of termination); (iv) vesting of the performance based HNS Class B membership interests to the extent that within 180 days of such termination, the cumulative total return goals are met; (v) continuation of health and medical plans for twelve months following the termination; and (vi) reasonable outplacement benefits. Mr. Barber is also entitled to receive these payments and benefits in the event that we provide him with notice of non-renewal of his employment agreement. If Mr. Barber provides us with notice of non-renewal of his employment agreement or terminates his employment without good reason, he will only be entitled to his earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies). In general, following a termination of Mr. Barber’s employment, HNS has a right to repurchase his vested HNS Class B membership interests at fair market value.

Mr. Barber’s employment agreement also provides that if Mr. Barber should become permanently disabled and be terminated by us, or die during the term of his employment agreement, Mr. Barber or his estate would receive his (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of such event. Any time vesting HNS Class B membership interests that have not vested as of the date of such an event would vest. Performance vesting HNS Class B membership interests would remain outstanding and subject to vesting for 180 days to determine if the cumulative total return goals were met.

Assuming that Mr. Barber’s employment was terminated under each of the above circumstance on December 31, 2006, such payments and benefits have an estimated value of:

Circumstances	Cash Severance ($)	Bonus ($)	Medical Continuation ($)	Value of Accelerated Equity and Performance Awards and Excess Benefit Plan Accounts(1) ($)	Outplacement Benefits ($)
For cause	-	200,000	-	-	-
Without cause, for good reason or non-renewal of agreement by us	350,000	200,000	9,997	17,311	10,000
Without good reason non-renewal of agreement by executive	-	-	-	-	-
Disability or death	-	200,000	-	17,311	-
Change in control	-	-	-	21,796	-

(1)	Value of Accelerated Equity was based on the grant date value of the Class B membership interests. The value on vesting is equal to the grant date value because the membership interests have no real value until a sale of HNS or other realization event occurs. In the event of a change in control of the Company, Mr. Barber would also vest $4,485 under the Excess Benefit Plan.

T. Paul Gaske

Pursuant to his employment agreement, if Mr. Gaske’s employment is terminated by us for cause (as defined in his employment agreement), Mr. Gaske will receive his (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of termination. In the event that Mr. Gaske’s employment is terminated by us without cause or by him for good reason, subject to his execution of a waiver and release of claims in favor of the Company and its affiliates, Mr. Gaske would receive: (i) any earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies); (ii) one year of base salary plus the bonus that would have been payable for the calendar year in which such termination occurs as if he were employed by the Company at the end of such year; (iii) six months of vesting for his time vesting HNS Class B membership interests (provided that if his employment is terminated by us without cause within one year following a change of control, all of his HNS Class B membership interests subject to time vesting will become fully vested on the date of termination); (iv) vesting of the performance based HNS Class B membership interests to the extent that within 180 days of such termination, the cumulative total return goals are met; (v) continuation of health and medical plans for twelve months following the termination; and (vi) reasonable outplacement benefits. Mr. Gaske is also entitled to receive these payments and benefits in the event that we provide him with notice of non-renewal of his employment agreement. If Mr. Gaske provides us with notice of non-renewal of his employment agreement or terminates his employment without good reason, he will only be entitled to his earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies). In general, following a termination of Mr. Gaske’s employment, HNS has a right to repurchase his vested HNS Class B membership interests at fair market value.

Mr. Gaske’s employment agreement also provides that if Mr. Gaske should become permanently disabled and be terminated by us, or die during the term of his employment agreement, Mr. Gaske or his estate would receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of such event. Any time vesting HNS Class B membership interests that have not vested as of the date of such an event would vest. Performance vesting HNS Class B membership interests would remain outstanding and subject to vesting for 180 days to determine if the cumulative total return goals were met. In addition, under Mr. Gaske’s restricted stock agreement related to his ownership of restricted shares of our common stock, upon the termination of Mr. Gaske’s employment by us without cause, by Mr. Gaske for good reason, or due to death or disability, the restricted stock granted under the agreement will immediately vest.

Assuming that Mr. Gaske’s employment was terminated under each circumstance on December 31, 2006, such payments and benefits have an estimated value of:

Circumstances	Cash Severance ($)	Bonus ($)	Medical Continuation ($)	Value of Accelerated Equity and Performance Awards and Excess Benefit Plan Accounts(1) ($)	Outplacement Benefits ($)
For cause	-	247,000	-	-	-
Without cause, for good reason or non-renewal of agreement by us	387,275	247,000	9,997	652,680	10,000
Without good reason non-renewal of agreement by executive	-	-	-	-	-
Disability or death	-	247,000	-	652,680	-
Change in control	-	-	-	652,680	-

(1)	Value of Accelerated Equity was based on the closing price of our common stock on December 31, 2006 of $46.62 per share multiplied by 14,000 unvested restricted shares.

Bahram Pourmand

Pursuant to his employment agreement, if Mr. Pourmand’s employment is terminated by us for cause (as defined in his employment agreement), Mr. Pourmand will receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of termination. In the event that Mr. Pourmand’s employment is terminated by us without cause or by him for good reason, subject to his execution of a waiver and release of claims in favor of the Company and its affiliates, Mr. Pourmand would receive: (i) any earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies); (ii) one year of base salary plus the bonus that would have been payable for the calendar year in which such termination occurs as if he were employed by the Company at the end of such year; (iii) six months of vesting for his time vesting HNS Class B membership interests (provided that if his employment is terminated by us without cause within one year following a change of control, all of his HNS Class B membership interests subject to time vesting will become fully vested on the date of termination); (iv) vesting of the performance based HNS Class B membership interests to the extent that within 180 days of such termination, the cumulative total return goals are met; (v) continuation of health and medical plans for twelve 12) months following the termination; and (vi) reasonable outplacement benefits. Mr. Pourmand is also entitled to receive these payments and benefits in the event that we provide him with notice of non-renewal of his employment agreement. If Mr. Pourmand provides us with notice of non-renewal of his employment agreement or terminates his employment without good reason, he will only be entitled to his earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies). In general, following a termination of Mr. Pourmand’s employment, HNS has a right to repurchase his vested Class B membership interests at fair market value.

Mr. Pourmand’s employment agreement also provides that if he should become permanently disabled and be terminated by us, or die during the term of his employment agreement, Mr. Pourmand or his estate would receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of such event. Any time vesting HNS Class B membership interests that have not vested as of the date of such an event would vest. Performance vesting HNS Class B membership interests would remain outstanding and subject to vesting for 180 days to determine if the cumulative total return goals were met. In addition, under Mr. Pourmand’s restricted stock agreement related to his ownership of restricted shares of our common stock, upon the termination of Mr. Pourmand’s employment by us without cause, by Mr. Pourmand for good reason, or due to death or disability, the restricted stock granted under the agreement will immediately vest.

Assuming that Mr. Pourmand’s employment was terminated under each circumstance on December 31, 2006, such payments and benefits have an estimated value of:

Circumstances	Cash Severance ($)	Bonus ($)	Medical Continuation ($)	Value of Accelerated Equity and Performance Awards and Excess Benefit Plan Accounts(1) ($)	Outplacement Benefits ($)
For cause	-	223,000	-	-	-
Without cause, for good reason or non-renewal of agreement by us	394,576	223,000	9,997	652,680	10,000
Without good reason non-renewal of agreement by executive	-	-	-	-	-
Disability or death	-	223,000	-	652,680	-
Change in control	-	-	-	652,680	-

(1)	Value of Accelerated Equity was based on the closing price of our common stock on December 31, 2006 of $46.62 per share multiplied by 14,000 unvested restricted shares.

Adrian Morris

Pursuant to his employment agreement, if Mr. Morris’ employment is terminated by us for cause (as defined in his employment agreement), Mr. Morris will receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of termination. In the event that Mr. Morris’ employment is terminated by us without cause or by him for good reason, subject to his execution of a waiver and release of claims in favor of the Company and its affiliates, Mr. Morris would receive: (i) any earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies); (ii) one year of base salary plus the bonus that would have been payable for the calendar year in which such termination occurs as if he were employed by the Company at the end of such year; (iii) six months of vesting for his time vesting HNS Class B membership interests (provided that if his employment is terminated by us without cause within one year following a change of control, all of his HNS Class B membership interests subject to time vesting will become fully vested on the date of termination); (iv) vesting of the performance based HNS Class B membership interests to the extent that within 180 days of such termination, the cumulative total return goals are met, (v) continuation of health and medical plans for twelve months following the termination; and (vi) reasonable outplacement benefits. Mr. Morris is also entitled to receive these payments and benefits in the event that we provide him with notice of non-renewal of his employment agreement. If Mr. Morris provides us with notice of non-renewal of his employment agreement or terminates his employment without good reason, he will only be entitled to his earned but unpaid base salary, earned but unpaid bonus, accrued but unused paid time off and unreimbursed business expenses (subject to company policies). In general, following a termination of Mr. Morris’ employment, HNS has a right to repurchase his vested Class B membership interests at fair market value.

Mr. Morris’ employment agreement also provides that if Mr. Morris should become permanently disabled and be terminated by us, or die during the term of his employment agreement, Mr. Morris or his estate would receive his: (i) earned but unpaid base salary; (ii) earned but unpaid bonus; (iii) accrued but unused paid time off; and (iv) unreimbursed business expenses (subject to company policies) through the date of such event. Any time vesting HNS Class B membership interests that have not vested as of the date of such an event would vest. Performance vesting HNS Class B membership interests would remain outstanding and subject to vesting for 180 days to determine if the cumulative total return goals were met. In addition, under Mr. Morris’ restricted stock agreement related to his ownership of restricted shares of our common stock, upon the termination of Mr. Morris’ employment by us without cause, by Mr. Morris for good reason, or due to death or disability, the restricted stock granted under the agreement will immediately vest.

Assuming that Mr. Morris’ employment was terminated under each circumstance on December 31, 2006, such payments and benefits have an estimated value of:

Circumstances	Cash Severance ($)	Bonus ($)	Medical Continuation ($)	Value of Accelerated Equity and Performance Awards and Excess Benefit Plan Accounts(1) ($)	Outplacement Benefits ($)
For cause	-	212,000	-	-	-
Without cause, for good reason or non-renewal of agreement by us	336,253	212,000	5,379	652,680	10,000
Without good reason non-renewal of agreement by executive	-	-	-	-	-
Disability or death	-	212,000	-	652,680	-
Change in control	-	-	-	652,680	-

(1)	Value of Accelerated Equity was based on the closing price of our common stock on December 31, 2006 of $46.62 per share multiplied by 14,000 unvested restricted shares.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a director or member of the Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee

Compensation Committee Report

The Compensation Committee of our Board of Directors reviews and either approves or recommends for approval (i) the annual salaries and other compensation of our executive officers and (ii) individual stock and stock option grants to each of our executive officers. The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices and assists with the administration of our compensation plans. Mr. Africk is the chairman of our Compensation Committee and the other members of the committee are Messrs. Clark and Stone. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Andrew D. Africk, Chairman

Stephen H. Clark

Aaron J. Stone

CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

The January 2006 Transaction

On January 1, 2006, we entered into a membership interest purchase agreement with The DIRECTV Group, Inc. (“DIRECTV”) to purchase the remaining Class A membership interests in HNS that were not contributed to us by SkyTerra Communications, Inc. (“SkyTerra”) for a purchase price of $100.0 million in cash (the “January 2006 Transaction”). Accordingly, we now own 100% of the Class A membership interests of HNS.

In order to fund the January 2006 Transaction, we borrowed the necessary funds from Apollo Investment Fund IV, L.P. (together with its affiliates, “Apollo”), our controlling stockholder, as described below in “—The Apollo Loan.” Immediately following the distribution by SkyTerra of all of our outstanding common stock to certain of its stockholders and warrant holders (the “Distribution”), we conducted the rights offering in order to repay the loan from Apollo.

In connection with the closing of the January 2006 Transaction, the parties to the membership interest purchase agreement entered into agreements governing certain relationships between and among the parties after the closing. Such agreements include the modification and/or termination of certain prior agreements between and among the parties, including:

•

amending certain provisions of the Contribution and Membership Interest Purchase Agreement dated December 3, 2004, as amended (the “December 2004 Agreement”), among HNS, SkyTerra, DIRECTV and DTV Network Systems, Inc. (“DTV Networks”), formerly Hughes Network Systems, Inc., to accelerate the expiration of certain representations and warranties made by DTV Networks in connection with that agreement;

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terminating an investor rights agreement in connection with the December 2004 Agreement pursuant to which, among other covenants, SkyTerra and DTV Networks agreed to limit the transferability of the Class A membership interests and HNS granted SkyTerra and DTV Networks public offering registration rights; and

•	amending the Advertising and Marketing Support Agreement, pursuant to which, affiliates of DTV Networks provided HNS with discounted advertising costs for its Direcway services.

Transactions and Agreements with SkyTerra

We were formed as a wholly owned subsidiary of SkyTerra in June 2005. Through a series of transactions which occurred in 2005 and 2006, SkyTerra transferred to us its ownership interest in HNS and certain other investments. As a result of the Distribution, we were spun off as a public company separate from SkyTerra. Accordingly, SkyTerra no longer owns any of our capital stock, however, SkyTerra’s controlling stockholder, Apollo, became our controlling stockholder. In connection with these transactions, the Company and HNS entered into several agreements and arrangements with SkyTerra. Andrew Africk, Aaron Stone and Jeffrey Leddy, each members of our Board of Directors, are also members of SkyTerra’s board of directors.

Separation Agreement

We have entered into a Separation Agreement with SkyTerra to provide for an orderly transition to being separate companies and to govern our continuing relationship with SkyTerra. The Separation Agreement effected, on December 31, 2005, the transfer, by way of contribution, from SkyTerra to us of certain assets and businesses, and the assumption by us of certain liabilities related to those assets and businesses. The Separation Agreement was negotiated in the context of a parent-subsidiary relationship and in the context of the Distribution. Immediately following such transfer and assumption and subject to the indemnification arrangements described below:

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the assets, liabilities and operations associated with the HNS, ESP and AfriHUB businesses and certain minority investments in entities including Navigauge, Inc., Miraxis, LLC, Mainstream Data, Inc., Edmunds Holdings, Inc., Data Synapse, Inc. and Hughes Systique Corporation, along with all of SkyTerra’s cash as of the distribution date, excluding $12.5 million, and certain other liabilities expressly allocated to us, became ours; and

•

the assets and liabilities associated with SkyTerra’s interest in the Mobile Satellite Ventures Joint Venture (the “MSV Joint Venture”) and its stake in TerreStar remained under the ownership and control of SkyTerra, along with $12.5 million in cash.

In addition, pursuant to the Separation Agreement, following December 31, 2005, SkyTerra was to provide us with use of its facilities, including information technology and communications equipment and services at such premises, until a change of control of SkyTerra. In exchange, we will pay SkyTerra $7,500 per month. In accordance with the terms of the Separation Agreement, this arrangement was terminated by the parties effective September 25, 2006.

Following the Distribution, SkyTerra agreed to provide us with the consulting services of its officers, not to exceed an aggregate of 200 hours per month, for a monthly fee of $25,000, which services could be terminated by either party at any time with or without cause. These services were terminated effective September 25, 2006 by mutual agreement of the parties.

The following sets forth a summary of the provisions of the Separation Agreement relating to indemnification. Also set forth is a summary of intercompany transactions since the beginning of our last fiscal year and for the two fiscal years preceding our last fiscal year.

Indemnification—We indemnify SkyTerra, its subsidiaries, and its officers, directors, employees and agents against losses (including, but not limited to, those arising out of litigation matters and other claims) based on, arising out of or resulting from:

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the ownership or the operation of the assets or properties transferred to us under the Separation Agreement, and the operation or conduct of the business of, including contracts entered into and any activities engaged in by, us, whether in the past or future;

•	any other activities we engage in;

•	any guaranty, keepwell, of or by SkyTerra provided to any parties with respect to any of our actual or contingent obligations; and

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certain claims for violations of federal securities laws that could arise out of or relate to the business of SkyTerra, provided that any claims based on this indemnity are initiated prior to one year following a change of control of SkyTerra and that we are not indemnifying SkyTerra in respect of matters in respect of which it has expressly indemnified us or for violations which result from information provided to SkyTerra by the MSV Joint Venture or TerreStar;

•	any breach by us of the Separation Agreement or any other agreement between us and SkyTerra;

•	any failure by us to honor any of the liabilities assumed by us under the Separation Agreement; or

•	other matters described in the Separation Agreement.

In addition, we have agreed to indemnify SkyTerra and its officers, directors, employees and agents against civil liabilities, including liabilities under the Securities Act of 1933, as amended, relating to misstatements in or omissions from the registration statement relating to the Distribution, other than misstatements or omissions relating to information specifically about the Mobile Satellite Ventures Joint Venture or TerreStar in the registration statement furnished in writing by those entities for use in the preparation thereof, against which SkyTerra has agreed to indemnify us.

The Separation Agreement also provides that SkyTerra will indemnify us, our officers, directors, employees and agents against losses involving claims by third-parties based on, arising out of or resulting from:

•	any breach by SkyTerra of the Separation Agreement or any other agreements between us and SkyTerra;

•	any failure by SkyTerra to honor any of the liabilities not assumed by us under the Separation Agreement; or

•	the ownership or operation of the assets or properties of the MSV Joint Venture or TerreStar, or the operation or conduct of their businesses, including the contracts entered into by them.

Tax Sharing Agreement

The Tax Sharing Agreement governs the allocation between us and SkyTerra of tax liabilities and related tax matters, such as the preparation and filing of tax returns and tax contests, for all taxable periods.

The Tax Sharing Agreement generally provides that:

•

we will be responsible for the respective tax liabilities imposed on or attributable to us and any of our subsidiaries relating to all taxable periods. We will also be responsible for the respective tax liabilities imposed on or attributable to SkyTerra and any of its subsidiaries for all taxable periods or portions thereof ending on or prior to a change of control of SkyTerra, other than any taxes that relate to the MSV Joint Venture, TerreStar or a change of control of SkyTerra. Accordingly, we will indemnify SkyTerra and its subsidiaries against any such tax liabilities after taking into account any tax attributes of SkyTerra or any of its subsidiaries that are available to offset such tax liabilities. As of December 31, 2006, we have reimbursed SkyTerra $1.3 million for 2006 estimated Federal Alternative Minimum Tax and $0.4 million of state taxes due as a result of the gain produced from the Distribution;

•

SkyTerra will be responsible for the respective tax liabilities imposed on or attributable to the MSV Joint Venture and TerreStar relating to all taxable periods and imposed on or attributable to SkyTerra and any of its subsidiaries relating to all taxable periods or portions thereof beginning and ending after a change of control of SkyTerra. SkyTerra will also be responsible for any tax liabilities imposed on or related to a change of control. Accordingly, SkyTerra will indemnify us and our subsidiaries against any such tax liabilities;

•

after the Distribution, the company to which a tax return relates will generally be responsible for preparing and filing such tax return, with the other company providing the requisite information, assistance, and cooperation; and

•

we will be responsible for handling, settling, and contesting any tax liability for which we are liable under the terms of the tax sharing agreement subject to SkyTerra’s right to control any contest relating to a change of control.

Equity-Based Compensation

Historically, SkyTerra has made equity based compensation grants to our directors and former executive officers. Pursuant to SkyTerra’s 1998 Long Term Incentive Plan, the compensation committee of the board of directors of SkyTerra is required to make an equitable adjustment to the terms of options issued under that plan in the event a special, large and nonrecurring dividend or distribution affects SkyTerra’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the participants under such plan. SkyTerra’s compensation committee has discretion to make such an adjustment to any option issued under the plan by adjusting the number and kind of shares that may be issued in respect of outstanding options or the exercise price relating to such options. Pursuant to this provision, in February 2006 SkyTerra’s compensation committee determined that holders of stock options issued under the plan who were then current members of SkyTerra’s management and board of directors, as well as a consultant and former directors who were involved with SkyTerra’s acquisition of HNS, would receive an option to purchase one share of our common stock for each option to purchase two shares of SkyTerra common stock that they hold. The issuance of such options to purchase our common stock would be in lieu of a larger adjustment to the exercise price of the SkyTerra options to which such holders would have been otherwise entitled had they not received options to purchase our common stock. Accordingly, we issued options to purchase 435,836 shares of our common stock to holders of SkyTerra options. Included in this total, we issued options to purchase 150,000 shares of our common stock to Mr. Leddy, options to purchase 25,000 shares of our common stock to Mr. Africk, options to purchase 12,500 shares of our common stock to Mr. Stone, options to purchase 12,500 shares of our common stock to Mr. Weiner, options to purchase 50,000 shares of our common stock to Robert Lewis, our former Senior Vice President and General Counsel, and options to purchase 22,500 shares of our common stock to Craig Kaufmann, our former Controller.

Contribution Agreement and Ancillary Agreements

On April 22, 2005, HNS consummated the transactions contemplated by the December 2004 Agreement. Pursuant to the terms of the December 2004 Agreement, DTV Networks contributed to HNS substantially all of the assets and certain liabilities of its VSAT, mobile satellite, and terrestrial microwave businesses along with the SPACEWAY 3 satellite, certain network operations center facilities, certain other ground facilities and equipment and intellectual property rights. In return, HNS paid DTV Networks approximately $200 million, including certain adjustments at closing based principally upon the value of HNS’ working capital (as defined in the December 2004 Agreement).

To finance, among other things, the initial $190.7 million payment made to DTV Networks, on April 22, 2005, HNS issued $325.0 million of term indebtedness and obtained a $50.0 million revolving credit facility. Immediately following the payment by HNS, SkyTerra acquired 50% of the Class A membership interests of HNS from DTV Networks for $50.0 million in cash and 300,000 shares of SkyTerra’s common stock. The events of April 22, 2005 described herein are collectively referred to as the “April 2005 Transaction.”

In addition to the Contribution Agreement, HNS entered into the following agreements:

Amended and Restated Limited Liability Company Agreement

In connection with the April 2005 Transaction, HNS entered into an amended and restated limited liability company agreement, which governed HNS’ management and certain aspects of the relationship between HNS, SkyTerra and DTV Networks. This agreement was amended on January 1, 2006 and was amended and restated on February 28, 2006. See “—Relationship with DIRECTV —Second Amended and Restated Limited Liability Company Agreement.”

Investor Rights Agreement

In connection with the April 2005 Transaction, HNS entered into an Investor Rights Agreement with DTV Networks and SkyTerra. Under the terms of the Investor Rights Agreement, as holders of HNS’ voting membership interests, SkyTerra and DTV Networks have certain tag along rights, drag-along rights, registration rights and other related rights, with respect to sales of our voting membership interests. Included in the registration rights is the right after five years for either DTV Networks or SkyTerra to request up to five demand registrations each for underwritten public offerings of $50.0 million or more of the membership interests or other equity interests. However, HNS is only required to effect one registration in any six-month period. In addition, if HNS is ever eligible to use a shelf registration statement with the SEC for its equity interests, each of DTV Networks and SkyTerra has the right to register sales of HNS’ equity interests owned by them in amounts of $10.0 million or more. HNS has agreed to indemnify the investors under the securities laws in connection with any registered transactions and pay for certain costs of registration. Upon consummation of the January 2006 Transaction, the Investor Rights Agreement was terminated.

Discontinued Internet Services Business

In anticipation of the separation of its businesses and the Distribution, in September 2005, SkyTerra transferred to us its discontinued internet services business, Rare Medium, Inc.

Relationship with DIRECTV

Until the closing of the April 2005 Transaction, HNS operated as a wholly owned subsidiary of DIRECTV. Accordingly, DIRECTV provided HNS with various support services such as tax advisory services, treasury/cash management, risk management, audit functions, employee benefits and business insurance. As a stand-alone entity, HNS has to provide for the services historically performed by DIRECTV. In connection with the April 2005 Transaction, HNS entered into the following agreements with DIRECTV:

•

Transition Services Agreement—On April 22, 2005, HNS entered into a transition services agreement with DTV Networks and DIRECTV. Under the terms of the transition services agreement, DIRECTV agreed to provide certain transitional services to support the conduct of its business and HNS agreed to reimburse DIRECTV certain fees and out-of-pocket expenses. These services include assisting in the implementation of HNS’ benefit plans and arrangements and enabling HNS’ employees to participate in certain travel-related discount programs provided by DIRECTV’s affiliate, News Corporation, to the extent permissible. Neither party made any representations or warranties with respect to the services provided under the transition services agreement, and neither party has any liability for any acts or omissions in connection with the transition services agreement other than repeating a service for the purpose of correcting an act or omission, unless such liability arose from gross negligence or willful misconduct. The transition services agreement was amended and restated in connection with the January 2006 Transaction. Under the terms of the amended and restated agreement, HNS no longer receives services from DIRECTV and provides certain payroll related services to DIRECTV and its subsidiaries. Through December 31, 2005, there were no payments made to any party under this agreement.

•

DIRECWAY Advertising Agreement—On April 22, 2005, HNS entered into an advertising agreement with DIRECTV pursuant to which DIRECTV agreed to provide certain advertising services to HNS. These services included DIRECTV continuing to broadcast HNS’ DIRECWAY infomercial for one year after the closing of the April 2005 Transaction, DIRECTV broadcasting thirty-second and sixty-second DIRECWAY advertising spots at preferred rates and DIRECTV maintaining then current DIRECWAY recognition on DIRECTV’s internet home page. From April 23, 2005 through December 31, 2005, HNS paid DIRECTV $4.4 million for advertising services.

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SPACEWAY Services Agreement—On April 22, 2005, HNS entered into a SPACEWAY services agreement with DIRECTV pursuant to which HNS and DIRECTV agreed to share and provide technical services to one another in connection with their respective SPACEWAY assets. Under the terms of the SPACEWAY services agreement, HNS retained DIRECTV and/or DTV Networks to provide it with certain technical assistance services, including the right to participate in certain operational testing on DIRECTV’s SPACEWAY satellites. HNS agreed to reimburse DIRECTV or DTV Networks, as applicable, for labor and overhead costs incurred to perform the applicable service and out-of-pocket costs and expenses paid to third-parties for labor and materials. Also, under the terms of the SPACEWAY services agreement, DIRECTV retained HNS to provide to DIRECTV and DTV Networks certain transitional operational assistance services and ground facility development assistance and maintenance services for DIRECTV’s SPACEWAY satellites. DIRECTV agreed to reimburse the Company for certain labor and overhead costs. DIRECTV also agreed to pay HNS monthly performance fees if it attains or exceeds certain enumerated milestones. The agreement provides for certain limited representations and warranties with respect to the services provided and limited indemnities for certain breaches and negligent acts or omissions under the agreement. Each party has the right to terminate the agreement with respect to all or any portion of the other party’s services upon 120 days written notice. In 2006 and 2005, HNS recognized revenues of $2.9 million and $10.1 million, respectively, under the agreement, of which DIRECTV paid HNS $2.9 million and 9.2 million, respectively, and HNS paid DIRECTV a nominal amount. On January 31, 2007, HNS and DIRECTV amended the SPACEWAY services agreement to expand the scope of work to cover certain upgrades requested by DIRECTV, up to a maximum price of $1.6 million.

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Intellectual Property Agreement—On April 22, 2005, HNS entered into an intellectual property agreement with DIRECTV pursuant to which HNS acquired by assignment certain patents, trademarks and other intellectual property pertinent to HNS’ business that were owned or controlled by DIRECTV. Pursuant to the intellectual property agreement, HNS also obtained from DIRECTV (i) a royalty-free perpetual license (including the right to sublicense to third-parties in connection with HNS’ business) under certain other patents (including certain patents and patent applications that originated from such business but were retained by DIRECTV following the April 2005 Transaction); (ii) a covenant not to assert claims against HNS based on any intellectual property owned or controlled by DIRECTV as of the closing date that is pertinent to HNS’ business (including certain other patents and patent applications that originated from HNS’ business but were retained by DIRECTV following the April 2005 Transaction), and (iii) a royalty-free perpetual license to any derivative intellectual property DIRECTV develops after the closing of the April 2005 Transaction which relates to HNS’ SPACEWAY assets. Among the rights HNS acquired by assignment or license from DIRECTV are certain rights related to HNS’ SPACEWAY satellite communications platform. These licenses and assignments granted to HNS are subject to existing licenses granted to third-parties. HNS granted back to DIRECTV a royalty-free perpetual license to use, in connection with its business (including the right to sublicense to third-parties in connection with DIRECTV’s business), the patents and other intellectual property that DIRECTV assigned to HNS plus any derivative intellectual property HNS develops after the closing of the April 2005 Transaction which relates to the SPACEWAY assets retained by DIRECTV. HNS also acquired from DIRECTV (i) by assignment, the “HUGHES” family of marks and the “SPACEWAY” family of marks, subject to existing licenses granted to third-parties and (ii) by license the right to use the “DIRECWAY” and “DIRECPC” marks for a transition period of twelve months following the closing of the April 2005 Transaction. Use of any of the rights assigned or licensed to HNS by DIRECTV under the intellectual property agreement excludes any activities within the field of direct-to-home satellite television applications.

Upon the closing of the January 2006 Transaction the above agreements continued in effect as amended, and DIRECTV ceased to be an affiliate of the Company. In addition, HNS and DTV Networks entered into a subcontract agreement under which HNS agreed to provide certain services with respect to an international VSAT network supply contract which was retained by DTV Networks.

Non-Competition Agreement

In connection with the April 2005 Transaction, HNS entered into a non-competition agreement with DIRECTV and DTV Networks. Under the terms of the non-competition agreement, DIRECTV and DTV Networks agreed that for a period of five years following the closing of the April 2005 Transaction, neither will, directly or indirectly, engage in business activities that will compete, directly or indirectly, with HNS’ business— specifically, the enterprise data networks and enterprise satellite internet service existing as of the closing of the

April 2005 Transaction, and the enterprise data applications of the SPACEWAY business contemplated as of the closing of the April 2005 Transaction, and natural extensions thereof within the data services area. HNS made a reciprocal agreement that it will not, for a period of five years following the closing of the April 2005 Transaction, directly or indirectly engage in business activities that will compete, directly or indirectly, with the direct-to-home video business of DIRECTV or any natural extensions thereof. The non-competition agreement does not extend to HNS’ non-enterprise business, which means DIRECTV could compete with HNS in offering satellite internet access to consumers. However, DIRECTV has agreed that during the five year non-competition period, so long as DIRECTV’s SPACEWAY satellites are capable of commercial video operation, DIRECTV will not use advanced on-board processing capabilities of its SPACEWAY satellites to provide data services.

Management Services Agreement

In connection with the April 2005 Transaction, HNS and SkyTerra entered into a management agreement which identified the types of services to be provided by SkyTerra to HNS. Through December 31, 2005, HNS paid approximately $0.7 million to SkyTerra pursuant to this agreement. The management agreement was terminated upon consummation of the January 2006 Transaction.

Second Amended and Restated Limited Liability Company Agreement

HNS’ second amended and restated limited liability company agreement (“LLC agreement”), governs its management and certain aspects of the relationship between us, HNS and HNS’ officers, directors, employees and consultants who may, from time to time, hold equity interests in HNS’ company.

Pursuant to the LLC agreement:

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There are two classes of HNS’ membership interests—one voting (Class A) and the other non-voting (Class B). We currently hold 100% of the voting membership interests. The non-voting membership interests are available for issuance to HNS’ officers, directors, employees and consultants, in exchange for the performance of services.

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HNS’ Board of Managers is composed of seven members or such other number as determined by the majority of the voting members from time to time. The managers are elected by the members holding a majority of HNS’ voting interests.

•	Responsibility for the management of our business and affairs is vested in HNS’ Board of Managers and, as delegated by the Board of Managers, to the officers of HNS’ company.

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HNS is permitted, in the normal course of its business, to enter transactions with any of HNS’ members and their respective affiliates, provided that the price and other terms of any such transactions are fair to us and not less favorable to us than those generally prevailing with respect to comparable transactions between unrelated parties.

•	Under certain circumstances, holders of voting interests have the preemptive right to subscribe to additional issuances of voting interests.

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Distributions are made first to holders of voting interests until each such holder has received aggregate distributions equal to the holder’s capital contributions and second, on a pro rata basis, to holders of voting interests and non-voting interests, to the extent that the non-voting interests have vested.

•	Subject to the approval of the Board of Managers, HNS may make quarterly distributions to its voting members to offset taxes paid by these members on HNS’ income.

Management and Advisory Services Agreement with HNS

On March 27, 2006, we entered into a management and advisory services agreement with HNS. Under this agreement, we provide HNS, through our officers and employees, with general support, advisory and consulting services in relation to HNS’ business. Under the agreement, HNS paid a quarterly fee of $250,000 for these services in addition to reimbursing us for our out of pocket costs and expenses incurred in connection with the services, including an amount equal to 98% of the base salaries of certain executives plus a 2% service fee. We amended the management and advisory services agreement, effective January 1, 2007, to eliminate the quarterly fee of $250,000 payable to us by HNS for the services. All other terms and conditions of the management and advisory services agreement remained unchanged.

Sponsor Investment

Apollo currently owns, directly or indirectly, 23% of Intelsat Holdings Limited, which owns 100% of Intelsat, Ltd. HNS leases satellite transponder capacity from Intelsat. In addition, HNS’ Italian subsidiary, Hughes Network Systems, S.r.L., entered into a cooperation agreement with Intelsat, Telespazio and Telecom Italia. Under this agreement, the parties are cooperating to provide broadband satellite services for Italian businesses operating in Eastern Europe and North Africa. Andrew Africk and Aaron Stone, members of our Board of Directors, are also members of the board of directors of Intelsat Holdings Limited.

Agreements with Hughes Systique Corporation

On October 12, 2005, HNS granted a limited license to Hughes Systique Corporation (“HSC”), then known as Systique Corporation, allowing HSC to use the HUGHES trademark. The license is limited in that HSC may use the HUGHES mark only in connection with its business of software development and associated consulting, licensing, sales, support, maintenance and hardware, and only in combination with the SYSTIQUE name. The license is non-exclusive, non-transferable, non-sublicensable, worldwide and royalty-free. In addition to other standard termination provisions (i.e., in the event of default or bankruptcy) HNS may terminate the license agreement in its reasonable business discretion, or in the event that we (or any affiliate thereof to which HCI transfers its ownership interest in HSC) cease to maintain an ownership interest in HSC.

On December 22, 2005, HNS entered into a master software development agreement with HSC. Under this agreement, HNS may issue mutually agreed statements of work to HSC for software development projects. For the year ended December 31, 2006, HNS paid $0.7 million for HSC services.

At December 31, 2006, we own approximately 24% of the outstanding shares of HSC. Pradeep Kaul, HNS’ former Executive Vice President and the brother of our Chief Executive Officer, is the President and Chief Executive Officer of HSC. Pradman Kaul, our Chief Executive Officer and a member of the Board of Directors, is also the chairman of HSC and owns approximately 9% of the outstanding shares of HSC.

Agreement with 95 West Co. Inc.

In July 2006, HNS entered into an agreement with 95 West Co. Inc. (“95 West Co.”) and its parent, Miraxis License Holdings, LLC. (“MLH”), pursuant to which 95 West Co. and MLH agreed to provide a series of coordination agreements allowing HNS to operate its SPACEWAY 3 satellite at the 95° West Longitude orbital slot where 95 West Co. and MLH have higher priority rights. MLH owns a controlling interest in 95 West Co. MLH is controlled by an affiliate of Apollo Investment Fund IV, L.P., our controlling stockholder. Jeffrey Leddy, a member of HNS’ Board of Managers and a member of our Board of Directors, is a director and the general manager of MLH, the Chief Executive Officer and President of 95 West Co. and also owns a small interest in each of 95 West Co. and MLH. Andrew Africk, a member of HNS’ Board of Managers and a member of our Board of Directors, is a director of MLH. As part of the agreement, HNS agreed to pay 95 West Co. annual installments of $0.3 million in 2006, $0.75 million in each of 2007 through 2010 and $1.0 million in each of 2011 through 2016. During 2006, HNS paid 95 West $0.3 million.

Agreement with Hughes Telematics Inc.

In July 2006, HNS granted a limited license to Hughes Telematics Inc. (“HTI”), allowing HTI to use the HUGHES trademark. The license is limited in that HTI may use the HUGHES mark only in connection with its business of automotive telematics, and only in combination with the TELEMATICS name. As partial consideration for the license, the agreement provides that HNS will be HTI’s preferred engineering services provider. The license is royalty-free, except that HTI has agreed to commence paying a royalty to us in the event HTI no longer has a commercial or affiliated relationship with HNS. As contemplated by the license terms, HNS has commenced providing engineering development services to HTI, and HNS will be compensated at customary rates for such services. To date, HNS has been authorized to provide such services in the amount of $1.9 million.

HTI is controlled by an Apollo affiliate. Jeffrey A. Leddy, a member of HNS’ Board of Managers and a member of our Board of Directors, is the Chief Executive Officer and a director of HTI and owns approximately 1.0% of the equity of HTI. In addition, Andrew Africk, a member of HNS’ Board of Managers and a member of our Board of Directors, is a director of HTI.

Agreement with Mobile Satellite Ventures LP

On November 3, 2006, HNS signed a contract with Mobile Satellite Ventures LP (“MSV”) to design, develop and supply a satellite base station. SkyTerra owns approximately 95% of MSV as of December 31, 2006. Apollo and its affiliates own approximately 25% of SkyTerra’s common equity and control approximately 31% of the voting shares of SkyTerra. Four individuals associated with Apollo currently serve on the six member board of directors of SkyTerra. Andrew Africk, Aaron Stone and Jeffrey Leddy are each a member of HNS’ board of managers, a member of our Board of Directors, and a director of MSV and SkyTerra. Michael Weiner, a member of our Board of Directors, served as an officer of Apollo until August 31, 2006.

The Apollo Loan

On January 1, 2006, in order to fund the January 2006 Transaction, we borrowed $100.0 million from Apollo. The loan bore interest at a rate of 8% per annum and had a final maturity date of January 1, 2007. Pursuant to the note purchase agreement governing the terms of the loan, we were required to use our best efforts to consummate a rights offering so as to generate sufficient proceeds to repay the loan. On March 27, 2006, we closed our rights offering. The portion of the loan, $68.4 million, necessary to purchase all of the shares allocated to Apollo was automatically converted into common stock in the rights offering based on the rights offering subscription price. The principal amount of the loan that was not converted in the rights offering, $31.6 million, was repaid, on March 28, 2006, in cash from proceeds from the rights offering. The loan was secured by a security interest in the cash proceeds of the rights offering that we received from stockholders other than Apollo. See “—Security Agreement.” Accrued interest of $1.7 million was paid by us from available cash. As of April 9, 2007, Apollo owned 64.8% of the outstanding common stock of the Company. Andrew Africk and Aaron Stone, members of our Board of Directors, serve as senior partner and partner, respectively of Apollo. Michael Weiner, a member of our Board of Directors, served as an officer of Apollo until August 31, 2006.

Security Agreement

On January 1, 2006 in connection with the loan from Apollo, we entered into a security agreement with Apollo Investment Fund IV, L.P., as collateral agent and secured party, pursuant to which we granted Apollo Investment Fund IV, L.P. a security interest in the cash proceeds of the rights offering that we receive from stockholders other than Apollo. The security interest was terminated on March 28, 2006 upon the payment in full of the loan.

Registration Rights Agreement

On January 1, 2006, in connection with the loan from certain of the Apollo stockholders, we entered into a registration rights agreement with certain affiliates of Apollo providing for, among other things, various demand and piggyback registration rights to such Apollo affiliates relating to the resale of the shares of common stock that are issued to Apollo and its affiliates in connection with the rights offering and Distribution.

Policies and Procedures for Reviewing Related Party Transactions

Our Audit Committee reviews and approves proposed transactions or courses of dealings with respect to which our executive officers or directors or members of their immediate families have an interest. Our Code of Ethics for Chief Executive and Senior Financial Officers requires our chief executive and financial executives to avoid actual or apparent conflicts of interest between personal and professional relationships of such officers and the Company. Before making any investment, accepting any position or benefits, participating in any transaction or business arrangement or otherwise acting in a manner that creates or appears to create a conflict of interest, such officers must make full disclosure of all facts and circumstances to the chair of the Audit Committee and obtain the prior written approval of the Audit Committee and the Board of Directors. Our written Code of Conduct requires all employees, including executive officers, to avoid actual or apparent conflicts of interest between personal and professional relationships of the employees and the Company, including, but not limited to any investment, interest, or association that interferes or potentially could interfere with independent exercise of judgment in the best interest of the Company. In addition, our corporate Secretary distributes and collects questionnaires that solicit information about any direct or indirect transactions with the Company from each of our directors and officers and reviews the responses to these questionnaires.

Pursuant to the Company’s Bylaws, no contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

STOCKHOLDER RETURN PERFORMANCE GRAPH

The line-graph presentation below compares the Company’s cumulative stockholder returns with the NASDAQ Composite Index and the NASDAQ Telecommunications Index for the period February 23, 2006 (the date our common stock began trading on the a national market) through December 29, 2006. The comparison assumes the investment of $100 on February 23, 2006 in our common stock and each of the foregoing indices and reinvestment of all dividends.

	February 23, 2006	December 29, 2006
Hughes Communications, Inc.	$100.00	$186.48
NASDAQ Composite Index	$100.00	$105.97
NASDAQ Telecommunications Index	$100.00	$115.13

PROPOSAL 3. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our Audit Committee appointed Deloitte & Touche, LLP as our independent registered public accounting firm to examine the consolidated financial statements for our Company and our subsidiaries for the year ending December 31, 2007. Our stockholders are asked to ratify that appointment at the Annual Meeting. Deloitte & Touche, LLP has served as our independent registered public accounting firm since 2005. The Audit Committee believes that Deloitte & Touche, LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of independent registered public accounting firm. Representatives of Deloitte & Touche are expected be present at the Annual Meeting and available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of the appointment of

Deloitte & Touche, LLP as the Company’s independent registered public accounting firm.

Principal Accountant Fees and Services

For the years ended December 31, 2006 and 2005, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”).

Audit and all other fees paid or accrued by the Company and its consolidated subsidiaries aggregated $2,513,999 and $1,387,000 for the years ended December 31, 2006 and 2005, respectively and were composed of the following:

•

Audit Fees—The aggregate fees billed for the audit of the Company’s and HNS’ annual financial statements for the years ended December 31, 2006 and 2005 and for the reviews of the financial statements included in the Company’s and HNS’ Quarterly Reports on Form 10-Q were $2,071,924 in 2006 and $1,103,000 in 2005.

•

Audit-Related Fees—The aggregate fees billed for audit-related services for the years ended December 31, 2006 and 2005 were $331,075 and $237,000, respectively. These fees relate to comfort letters, due diligence and consultation provided in connection with debt offerings and registration statements.

•

Tax Fees—The aggregate fees billed for tax services for the years ended December 31, 2006 and 2005, were $93,000 and $31,000, respectively. These fees relate to tax consultations and services related to domestic and foreign office compliance in both 2006 and 2005.

•

All Other Fees—The aggregate fees for services not included above were $18,000 and $16,000 respectively, for the years ended December 31, 2006 and 2005. These fees relate to consultation on accounting, financial and regulatory reporting matters in Europe for both 2006 and 2005.

Audit Committee Approval Policy

The Audit Committee is directly responsible for the appointment, retention and termination, compensation and oversight of the work of any registered public accountant providing any audit or attest services to the Company, including Deloitte & Touche. The approval of the Audit Committee is required, prior to commencement of work, of all audit, audit-related, internal control-related, tax and permissible non-audit services to be provided to the Company by our independent accountants. As part of the approval process, the Audit Committee review includes the proposed scope of work and the proposed fee for any engagements, including the annual audit of each fiscal year. All fees paid to Deloitte & Touche for the years ended December 31, 2006 and 2005 were pre-approved by the audit committee or our Board of Directors (prior to the existence of the Audit Committee) in accordance with these policies.

Audit Committee Report

The Audit Committee of the Hughes Communications, Inc. Board of Directors is currently composed of three directors and operates under a written charter adopted by the Board of Directors. These committee members are considered to be independent. The members of the Committee are Lawrence Ruisi, Chairman, Stephen Clark and O. Gene Gabbard.

Among its other duties, the Audit Committee recommends to the Board of Directors the selection of the Company’s independent auditors. Management is responsible for internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and our independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended or supplemented.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” as modified or supplemented and the Audit Committee discussed with the independent registered public accounting firm.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Lawrence J. Ruisi, Chairman

Stephen H. Clark

O. Gene Gabbard

OTHER MATTERS

We do not intend to bring any other matters before the meeting, and we do not know of any matters to be brought before the meeting by others. If, however, any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matter.

PROPOSALS FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

Under the rules of the Securities and Exchange Commission, the date by which proposals of stockholders of the Corporation intended to be presented at the 2008 annual meeting of stockholders must be received by the Company for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors is

December 21, 2007. Stockholder proposals should be submitted to Dean A. Manson, Secretary, Hughes Communications, Inc., 11717 Exploration Lane, Germantown, Maryland 20876.

Under the Company’s Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of the stockholders of the Company. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. The Secretary of the Company generally must receive notice of any such proposal not less than 90 days and not more than 120 days prior to the anniversary of the preceding year’s annual meeting of stockholders, provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. In the case of proposals for the 2008 annual meeting of stockholders, the Secretary of the Company generally must receive notice of any such proposal no earlier than January 16, 2008, and no later than February 12, 2008 (other than proposals to be included in the proxy statement and form of proxy, which, as noted above, must be received by December 21, 2007).

Generally, a stockholder notice proposing and nominee for director must set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation and employment of the person, (iii) the class and series and number of shares of each class and series of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or in any law or statute replacing such section), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act (or in any law or statute replacing such section) and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

ANNUAL REPORT

A copy of the 2006 Annual Report of the Corporation accompanies this Proxy Statement which includes a copy of the Company’s Annual Report on Form 10-K which contains all of the financial information (including the Company’s audited consolidated financial statements) and certain general information regarding the Company. An additional copy of the Company’s 2006 Annual Report on Form 10-K may be obtained without charge by writing to Dean A. Manson, Secretary, Hughes Communications, Inc. 11717 Exploration Lane, Germantown, Maryland 20876.

*    *    *    *    *

APPENDIX 1

HUGHES COMMUNICATIONS, INC.

2006 EQUITY AND INCENTIVE PLAN

1.	Purpose.

The purpose of the Hughes Communications, Inc. 2006 Equity and Incentive Plan (the “Plan”) is to promote the interests of the Company and its Subsidiaries and the stockholders of the Company by providing directors, officers, employees and consultants of the Company or its Subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and its Subsidiaries and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, suspended or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or other Award, or otherwise adjust any of the terms applicable to any such Award.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Awards to Nonemployee Directors.

All decisions, determinations and interpretations of the Committee or the Board shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

3.	Definitions.

(a) “Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b) “Annual Incentive Award” shall mean an Award described in Section 6(e) hereof that is based upon a period of one year or less.

(c) “Award” shall mean any Option, Restricted Stock award, Stock Bonus award, Stock Appreciation Right, Other Stock-Based Award, Other Cash-Based Award or Performance Award granted pursuant to the terms of the Plan.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Cause” shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company or a Subsidiary, including without limitation, repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant’s employment with the Company or a Subsidiary, repeated absences from work without a reasonable excuse, or intoxication with alcohol or illegal drugs while on the premises of the Company or a Subsidiary during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) fraud, dishonesty or other conduct that negatively effects the Company or a Subsidiary, or other willful misconduct by the Participant that is in the good faith opinion of the Committee injurious to the Company or a Subsidiary; (3) a conviction or plea of guilty or nolo contendre to a felony or a crime involving material dishonesty; or (4) refusal to cooperate in any lawful internal investigation approved by the Board or a committee thereof. For purposes of this Section 3(e), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company and its Subsidiaries. For purposes of the Plan, determination of whether a termination of employment or service was for Cause shall be made by the Committee in its sole discretion.

(f) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person, other than Apollo Advisors IV, L.P. or any of its affiliates, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company) representing 50% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or the entity surviving such merger or consolidation or (b) if there is no such parent, of the Company or such surviving entity; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or the entity surviving such merger or consolidation or (b) if there is no such parent, of the Company or such surviving entity; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or of the entity to which such assets are sold or disposed or (b) if there is no such parent, of the Company or such entity.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h) “Committee” shall mean, at the discretion of the Board, a Committee of the Board, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i) “Common Stock” shall mean the common stock of the Company, par value $.001 per share.

(j) “Company” shall mean Hughes Communications, Inc., a Delaware corporation, or any successor corporation, or their respective parents.

(k) “ Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code”

(l) “Disability” shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

(m) “Effective Date” shall mean the date as of which this Plan is adopted by the Board.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o) “Fair Market Value” of a share of Common Stock, as of a particular date, shall mean (1) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on such national securities exchange on such date, or (2) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and ask prices for shares of Common Stock in such over-the-counter market on such date, or (3) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, or the value of such shares is not otherwise determinable, such value as determined by the Committee in its good faith discretion.

(p) “Good Reason” shall mean the occurrence (without the Participant’s express written consent) after a Change in Control of any of the following events: (i) a ten or more percent reduction in the Participant’s annual base salary as in effect immediately prior the Change in Control or (ii) the relocation of the Participant’s principal place of employment to a location more than fifty (50) miles from the Participant ‘s principal place of employment immediately prior to the Change in Control or the Company’s requiring the Participant to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations prior to the Change in Control.

(q) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is designated by the Committee as an Incentive Stock Option.

(r) “Long Term Incentive Award” shall mean an Award described in Section 6(e) hereof that is based upon a period in excess of one year.

(s) Other Cash-Based Award” shall mean a right or other interest granted to a Participant other than Other Stock-Based Award.

(t) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, including but not limited to (i) unrestricted Common Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Common Stock from the Company containing terms and conditions prescribed by the Committee.

(u) “Nonemployee Director” shall mean a member of the Board who is not an employee of the Company or a Subsidiary.

(v) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(w) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 6(b) hereof.

(x) “Participant” shall mean an employee, consultant or director of the Company or of a Subsidiary to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, such of his or her successors, heirs, executors and administrators, as the case may be, who have acquired, in accordance with Section 16 hereof, the right to exercise or receive payment with respect to such Award.

(y) “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(e) hereof.

(z) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(aa) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 6(d) hereof.

(bb) “Retirement” shall mean a Participant’s voluntary retirement, with the consent of the Company, from employment with or service to the Company or a Subsidiary on or after attainment of the age of 60.

(cc) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, including any successor to such Rule.

(dd) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ee) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(c) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or shares of Common Stock, as specified in the Award or determined by the Committee.

(ff) “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 6(d) hereof.

(gg) “Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

4.	Stock Subject to the Plan.

(a) Shares Available for Awards.

The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 2,700,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options may not exceed 1,350,000 shares (subject to adjustment as provided herein).

(b) Individual Limitation.

In no event shall the total number of shares of Common Stock subject to Awards awarded to any Participant during any tax year of the Company exceed 600,000 (subject to adjustment as provided herein).

(c) Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), re-capitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it in its good faith discretion deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock or other securities which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock, securities or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code.

(d) Adjustment for Change or Exchange of Shares for Other Consideration.

In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction (“Transaction”), then, unless otherwise determined by the Committee in its good faith discretion, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares of Common Stock, and provided further that, if necessary, (1) the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the Award would have been changed or exchanged had they been held by a stockholder.

(e) Reuse of Shares.

The following shares of Common Stock shall again become available for Awards: except as provided below, any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange, forfeiture or termination of such Award for any reason whatsoever; and any shares of Restricted Stock cancelled or forfeited. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan.

5.	Eligibility.

Awards may be granted to executive officers and other employees of the Company or its Subsidiaries, including officers and directors who are employees, to Nonemployee Directors and to key consultants to the Company or its Subsidiaries. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.	Awards Under the Plan.

(a) Agreement.

The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b) Stock Options.

(i) Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. Unless otherwise determined by the Committee in its sole discretion, the exercise price of the share purchasable under an Option shall be the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(ii) Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Common Stock to which the Option (and/or each type of Option) relates.

(iii) Special Requirements for Incentive Stock Options.

(A)	To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(B)	No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(c) Stock Appreciation Rights.

(i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Common Stock subject to the related Option shall be reduced by the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered.

(iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(d) Restricted Stock and Stock Bonus.

(i) The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii) Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment (if any) is required to be made.

(iii) The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited and/or that, with respect to the shares represented by such certificate or certificates, the Participant execute and deliver to the Company stock powers for use by the Company in connection with any forfeiture of the Restricted Stock award and/or a voting proxy for use by the Company until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv) Unless the applicable Agreement provides otherwise, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, any cash or stock received as a dividend or distribution on the shares underlying a Restricted Stock award (including in connection with a stock split) shall be subject to the same restrictions as the shares to which they relate underlying such Restricted Stock award.

(v) The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(e) Other Stock - or Cash-Based Awards

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $2,500,000 and, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or, with respect to any Participants who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made to a Covered Employee prior to the certification by the Committee that the performance goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(f) Performance Awards.

(i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

(ii) In the event that the Committee grants a Performance Award (other than a Nonqualified Stock Option or Incentive Stock Option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Code Section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the Performance Award relates has elapsed; (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Company, a Subsidiary, a business unit, product line or any combination thereof, as determined by the Committee in its sole discretion: (1) return on equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); (5) operating income (6) cash flow; (7) return on assets; (8) market share; (9) cost reduction goals or levels of expenses, costs or liabilities; (10) earnings from continuing operations; or (11) any combination of one or more of the foregoing over a specified period; (c) the performance goal(s) may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee in its sole discretion; (d) the performance goal(s) may include a threshold level of performance below which no payment shall be made, levels of performance, below the target level but above the threshold level, at which specified percentages of the Performance Award shall be paid, a target level of performance at which the full Performance Award shall be paid, levels of performance, above the target level but below the maximum level, at which specified multiples of the Performance Award shall be paid, and a maximum level of performance above which no additional payment shall be made (the performance goal(s) may also specify that payments for levels of performances between specified levels will be interpolated); and (e) the Committee shall have the sole discretion to determine whether, or to what extent, the performance goal(s) are achieved; provided, however, that once granted, the Committee may not have discretion to increase the amount payable under such stock award; and provided, further, that the Committee shall have the authority to make appropriate adjustments in performance goal(s) under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time. The Committee shall, prior to making payment under any award under this Section 6(e), certify in writing that all applicable performance goals have been attained.

(g) Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award or Performance Award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Agreement otherwise specifies, and subject to Sections 6(b)(iii)(B) and 7 hereof, each Option or Stock Appreciation Right granted under the Plan shall remain exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

(ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant.

(iii) Except as provided in Sections 7(a), 7(b) and 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Transaction) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(g) hereof.

(v) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(h) Payment of Award Price.

(i) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional; and/or (c) unless otherwise provided in the applicable Agreement, by delivery of previously-acquired shares of Common Stock owned by the Participant for at least six (6) months (or such longer or shorter period as the Committee may determine) having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby. Payment in accordance with clause (a) of this Section 6(g)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock.

7.	Termination of Employment.

(a) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries (including a failure to have remained continuously so employed or in service) for any reason other than as described in subsection (b) or (c) of this Section 7, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(b) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if a Participant shall die while employed by or providing service to the Company or its Subsidiaries, or within thirty (30) days after the date of termination of such Participant’s employment or service (or within such different period as the Committee may have provided pursuant to subsection (a) of this Section 7), or if the Participant’s employment or service terminates by reason of Disability or Retirement, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(c) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service is terminated by the Company or its Subsidiaries for Cause, all outstanding Options, Restricted Stock awards and Stock Appreciation Rights granted to such Participant, whether or not they are exercisable as of the date of such termination of employment or service, and any other outstanding Award, whether or not it is vested as of the date of such termination of employment or service, shall in each case terminate upon the date of such termination of employment or service.

(d) Notwithstanding the foregoing, the Committee in its sole discretion may provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion determine (i) for purposes of the Plan, whether any termination of employment or service constitutes a Retirement or is due to Disability or is for Cause, (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) or inactive status constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service or failure to have remained continuously employed or in service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

8.	Effect of Change in Control.

Unless the applicable Agreement provides otherwise, upon a termination of a Participant’s employment by the Company (other than due to Cause) or upon the Participant’s termination of employment by the Participant for Good Reason, in each case, on or within one year following a Change in Control:

(A)	any Award carrying a right to exercise subject only to time vesting that was not previously exercisable and vested shall become fully exercisable and vested; and

(B)	the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, except that any Awards for which vesting is subject to achievement of performance goals shall not be deemed to be vested as a result of termination following a Change of Control, but any testing or other determinations required pursuant to such Awards to determine whether performance goals have been fully achieved shall occur at the time of termination.

9.	Miscellaneous.

(a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts. Notwithstanding any other provision hereof or of an Agreement, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or Stock Appreciation Rights, or suspend vesting of other Awards, if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or its Subsidiaries or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company or its Subsidiaries.

(b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Common Stock acquired pursuant to the Plan.

10.	No Special Employment or Service Rights; No Right to Award.

(a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or any of its Subsidiaries or interfere with or limit in any way the right of the Company or any of its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(b) Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

14.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

15.	Amendment or Termination of the Plan.

The Board or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Subject to the foregoing, no amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.	Transfers Upon Death; Nonassignability.

(a) A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant outstanding Awards granted to such Participant may only be exercised by or paid to the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by designating a beneficiary or by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the designation, will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b) During a Participant’s lifetime, the Committee may, in its sole discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan (and any grants of Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

(b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine in its sole discretion whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended, to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the

Plan or any Agreement to the contrary, in the event that the Committee determines that any Award may or does not comply with Code Section 409A, the Company may adopt such amendments to the Plan and the affected Award (without Participant consent) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Plan and any Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to Award, or (ii) comply with the requirements of Code Section 409A.

ANNUAL MEETING OF STOCKHOLDERS OF

HUGHES COMMUNICATIONS, INC.

May 14, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

êPlease detach along perforated line and mail in the envelope provided.ê

■	20830300000000000000 8	051407

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: m Andrew D. Africk m Stephen H. Clark m O. Gene Gabbard m Pradman P. Kaul m Jeffrey A. Leddy m Lawrence J. Ruisi m Aaron J. Stone m Michael D. Weiner		2. RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐
				3. APPROVAL OF THE COMPANY’S 2006 EQUITY AND INCENTIVE PLAN (THE “PLAN”), AS ADOPTED BY THE BOARD OF DIRECTORS ON JANUARY 30, 2006.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

If you are interested in receiving materials via electronic delivery in the future, please provide your consent to AST by accessing your account through AST’s website www.amstock.com. Please click on “shareholder account access” to enroll. If you are utilizing any anti-spam software you may need to modify your settings to accept AST’s proxy related emails from proxy@amstock.com.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PRECEDING NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

						YES	NO
				Please indicate if you plan to attend the meeting.		☐	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

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Note:         Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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❑	■

PROXY

HUGHES COMMUNICATIONS, INC.

11717 EXPLORATION LANE

GERMANTOWN, MARYLAND 20876

(301) 428-5500

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dean A. Manson and Grant A. Barber (each with power to act without the other and with power of substitution) as proxies to represent the undersigned at the Annual Meeting of the common stockholders of Hughes Communications, Inc. to be held on May 14, 2007 at 10:00 a.m., EST, at 5701 Marinelli Road, Bethesda, Maryland and at any postponements or adjournments thereof, with all the power the undersigned would possess if personally present, and to vote all shares of common stock which the undersigned may be entitled to vote at said meeting, hereby revoking any proxy heretofore given by the undersigned to vote at said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(Continued and to be signed on the reverse side)

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